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                       TOYOTA MOTOR CREDIT CORPORATION


                                 TMTT, INC.,
                   as Titling Trustee of Toyota Lease Trust


                                     and,

                      for Certain Limited Purposes only,



                       U.S. BANK NATIONAL ASSOCIATION,
                                as Trust Agent

                                     and,

                         [_________________________],
                       as 1998-B Securitization Trustee


                            1998-B SUBI SUPPLEMENT

                                      TO

                             AMENDED AND RESTATED
                        TRUST AND SERVICING AGREEMENT



                       Dated as of [___________], 1998

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                              TABLE OF CONTENTS

ARTICLE XIV  [RESERVED]. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE XV   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

     15.1 Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE XVI  CREATION AND TERMINATION OF TRUST INTERESTS . . . . . . . . . . . 3

     16.1 Initial Creation of 1998-B SUBI Sub-Trust and 1998-B SUBI. . . . . . 3

     16.2 Rights in Respect of 1998-B SUBI . . . . . . . . . . . . . . . . . . 5

     16.3 Issuance and Form of SUBI Certificates . . . . . . . . . . . . . . . 5

     16.4 Filings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

     16.5 Termination of 1998-B SUBI . . . . . . . . . . . . . . . . . . . . . 7

     16.6 Representations and Warranties of Titling Trustee. . . . . . . . . . 7

     16.7 Resignation or Removal of Titling Trustee. . . . . . . . . . . . . . 7

ARTICLE XVII  ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS. . . . . . . . . . . 7

     17.1 1998-B SUBI Collection Account . . . . . . . . . . . . . . . . . . . 7

     17.2 1998-B SUBI Lease Funding Account. . . . . . . . . . . . . . . . . . 9

     17.3 Investment Gains and Losses. . . . . . . . . . . . . . . . . . . . .10

     17.4 Rebalancing After Third-Party Claim. . . . . . . . . . . . . . . . .10

ARTICLE XVIII  MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . .11

     18.1 Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . .11

     18.2 Effect of 1998-B SUBI Supplement on Titling Trust Agreement. . . . .11

     18.3 Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

     18.4 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

     18.5 Severability of Provisions . . . . . . . . . . . . . . . . . . . . .12

     18.6 Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . .13


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                                    EXHIBITS
ANNEX OF SUPPLEMENTAL DEFINITIONS. . . . . . . . . . . . . . . . . . . . Annex I

EXHIBIT A   Form of 1998-B SUBI Certificate. . . . . . . . . . . . . . . . . A-1

EXHIBIT B   Form of 1998-B SUBI Insurance Certificate. . . . . . . . . . . . B-1

SCHEDULE I  Schedule of 1998-B Contracts and 1998-B
            Leased Vehicles as of the Cutoff Date. . . . . . . . . . . . . . S-1


                          1998-B SUBI SUPPLEMENT TO

              AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT

     1998-B SUBI SUPPLEMENT TO AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT, dated and effective as of [___________], 1998, among TOYOTA MOTOR CREDIT CORPORATION, a California corporation (in its capacities as Grantor, UTI Beneficiary and Servicer, respectively), TMTT, INC., as Titling Trustee, for the limited purposes of acknowledging the provisions of Sections 17.01, 17.02 and
17.03 and having rights under Section 18.03, U.S. BANK NATIONAL ASSOCIATION (formerly known as First Bank National Association), a national banking association, as Trust Agent, and for the limited purposes of the provisions of Sections 17.01, 17.02, 17.03, and the rights under 18.03, [_________________________], in its capacity as 1998-B Securitization Trustee.

                                   RECITALS

     A. The Grantor, the Titling Trustee and the Trust Agent have entered into the Titling Trust Agreement, pursuant to which the Grantor and the Titling Trustee formed the Titling Trust, for the purpose of taking assignments and conveyances of, holding in trust and dealing in, various Titling Trust Assets in accordance with the Titling Trust Agreement.

     B. The Titling Trust Agreement contemplates that certain of the Titling Trust Assets, other than those previously identified on the Titling Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that in connection with any such allocation the Titling Trustee shall create a SUBI and issue to, or to the order of, the UTI Beneficiary one or more SUBI Certificates evidencing such SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flow arising from, but only from, such SUBI Assets.

     C. The parties hereto desire to supplement the terms of the Titling Trust Agreement to cause the Titling Trustee to identify a SUBI Portfolio to be designated the 1998-B SUBI Portfolio and allocate the related Titling Trust Assets to the related 1998-B SUBI Sub-Trust, to create the related 1998-B SUBI and to create and issue to or to the order of the UTI Beneficiary (i) a 1998-B SUBI Certificate, evidencing beneficial interests in the assets of the 1998-B SUBI other than the proceeds of the Residual Value Insurance Policies and (ii) a 1998-B SUBI Insurance Certificate, evidencing beneficial interests in the assets of the 1998-B SUBI that are proceeds of the Residual Value Insurance Policies insofar as such policies relate to the 1998-B Leased Vehicles and the 1998-B Contracts, and to set forth the terms and conditions thereof. It is the intention of the parties hereto that the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate collectively represent 100% of the beneficial interests in the 1998-B SUBI.

     D. The parties hereto desire to supplement the terms of the Titling Trust Agreement relating to the establishment of the 1998-B SUBI Collection Account.

     E. The parties hereto desire that, concurrently herewith, [_________________________], as securities intermediary (as defined in Section 8-102 of the UCC in effect on the date hereof in the State of New York (the "New York UCC")) (in such capacity, the "SUBI Securities Intermediary"), establish a securities account (as defined in Section 8-501 of the New York UCC) in the name of and for the benefit of TMCC (the "TMCC SUBI Securities Account") pursuant to that certain TMCC SUBI Account Control Agreement dated as of [___________], 1998, between TMCC and the SUBI Securities Intermediary, ("Account Control Agreement") into which the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate will initially be transferred and held until such time as TMCC directs the SUBI Securities Intermediary to debit the TMCC SUBI Securities Account to reflect the transfer of the 1998-B SUBI Certificate and/or the 1998-B SUBI Insurance Certificate, pursuant to a financing transaction.

     F. Concurrently herewith, the Titling Trustee, on behalf of the Titling Trust, and the Servicer also will enter into the 1998-B Servicing Supplement pursuant to which, among other things, the terms of the Titling Trust Agreement will be supplemented insofar as they apply solely to the servicing of the SUBI Sub-Trust created hereby to provide for further specific servicing obligations that will benefit solely the SUBI Beneficiaries with respect to the 1998-B SUBI created hereby.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Titling Trust Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereto agree to the following supplemental obligations and provisions with regard to the 1998-B SUBI Sub-Trust:

                                    ARTICLE XIV
                                    [RESERVED]

                                    ARTICLE XV
                                    DEFINITIONS

     15.01 DEFINITIONS. For all purposes of this 1998-B SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Annex of Definitions attached to the Titling Trust Agreement or in the Annex of Supplemental Definitions attached hereto for all purposes of this 1998-B SUBI Supplement. In the event of any conflict between a definition set forth both in the Annex of Definitions and in the Annex of Supplemental Definitions, the definition set forth in the Annex of Supplemental Definitions shall prevail. In the event of any conflict between a definition set forth both herein and in the Annex of Definitions or Annex of Supplemental Definitions, the definitions set forth herein shall prevail. All terms used in this 1998-B SUBI Supplement include, as appropriate, all genders and the plural as well as the singular. All references such as "herein", "hereof" and the like shall refer to this 1998-B SUBI Supplement as a whole and not to any particular article or section within this 1998-B SUBI Supplement. All references such as "includes" and variations thereon shall mean "includes without limitation" and references to "or" shall mean "and/or". Any reference herein to the "Titling Trustee, acting on behalf of the Titling Trust", or words of similar import, shall be deemed to mean the Titling Trustee, acting on behalf of Toyota Lease Trust and all beneficiaries thereof.

                                  ARTICLE XVI
                    CREATION AND TERMINATION OF TRUST INTERESTS

     16.01     Initial Creation of 1998-B SUBI Sub-Trust and 1998-B SUBI.

          (a) Pursuant to Section 3.01(c) of the Titling Trust Agreement, Titling Trust Assets not already denominated as SUBI Assets with respect to a different SUBI Sub-Trust may be identified and allocated as SUBI Assets of a separate SUBI Sub-Trust at the direction of the UTI Beneficiary. The UTI Beneficiary hereby directs the Titling Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Titling Trust a separate portfolio of SUBI Assets (the "1998-B SUBI Assets") consisting of
(i) the Contracts and related Leased Vehicles listed on Schedule I hereto and other related Titling Trust Assets to be accounted for and held in trust independently from all other Titling Trust Assets within the Titling Trust, including all Titling Trust Assets already identified and allocated to any other SUBI Sub-Trust and from those remaining as assets of the UTI Sub-Trust and
(ii) the Subsequent Contracts, Subsequent Leased Vehicles and related Titling Trust Assets to be allocated to the 1998-B SUBI Sub-Trust pursuant to Section 3.02(a) of the 1998-B Servicing Supplement.

     The assets of the 1998-B SUBI Sub-Trust established hereby shall consist of: (i) those Contracts identified by contract number on Schedule I hereto that are Eligible Contracts as of the Cutoff Date, including the related rights of the Titling Trust as lessor under such Contracts, having an Aggregate Net Investment Value as of the Cutoff Date of $[_____________] and those Contracts allocated to the 1998-B SUBI Sub-Trust pursuant to Section 3.02(a) of the 1998-B Servicing Supplement; (ii) the related Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Booked Residual Value of each Leased Vehicle, whether realized through the exercise by Obligors of purchase options under the Contracts, the proceeds of sale of the Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly) including as proceeds of any related Insurance Policy (to the extent not applied to making repairs to the related Leased Vehicle or otherwise paid to the Obligor, a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices and, with respect to the Residual Value Insurance Policies, net of any loss adjustment expenses that may be offset against such proceeds pursuant to the terms of such Residual Value Insurance Policies relating thereto) or as a subsidy or other funding of any modification of the related Residual Value; (iii) all of the Titling Trust's right, title, interest and obligations (except such obligations that are specifically retained by the Titling Trust pursuant to the terms of the Titling Trust Agreement) with respect to such Contracts or Leased Vehicles, including the right to enforce all Dealer repurchase obligations arising under Dealer Agreements and to proceeds arising therefrom; (iv) any other rights under or other proceeds of any Insurance Policy relating to such Contracts, Leased Vehicles or payments of the related Obligors with respect thereto (to the extent not applied to making repairs to the related Leased Vehicle or otherwise paid to the Obligor, a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices and, with respect to the Residual

Value Insurance Policies net of any loss adjustment expenses that may be offset against such proceeds pursuant to the terms of such Residual Value Insurance Policies); (v) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related Contract, to the extent not applied to making repairs to the related Leased Vehicle or paid to the Obligor, a third Person or Governmental Authority in accordance with the Servicer's normal servicing practices; (vi) the 1998-B SUBI Collection Account, including all cash and Permitted Investments therein and all income from the investment of funds therein and (vii) all proceeds of any of the foregoing arising on or after the Cutoff Date.

     Based upon their identification and allocation by the Servicer pursuant to the 1998-B Servicing Supplement, the Titling Trustee hereby identifies and allocates as 1998-B SUBI Assets the portfolio of Contracts and Leased Vehicles more particularly described on Schedule I hereto, and the related Titling Trust Assets described above, each such 1998-B SUBI Asset to be identified on the books and accounts of the Titling Trust as belonging to the 1998-B SUBI Portfolio.

          (b) Pursuant to Section 3.01(c) of the Titling Trust Agreement, the Titling Trustee hereby creates the 1998-B SUBI Sub-Trust and the 1998-B SUBI. The 1998-B SUBI shall represent a specific undivided beneficial interest solely in the 1998-B SUBI Sub-Trust and the 1998-B SUBI Assets.

          (c) As required by Section 3.01(d) of the Titling Trust Agreement, the UTI Beneficiary hereby certifies to the Titling Trustee that as of the date of execution and delivery hereof: that (i) either there is no pledgee of the UTI or each such pledgee of a UTI Pledge has received prior notice of the creation of the 1998-B SUBI Sub-Trust and of the terms and provisions of this 1998-B SUBI Supplement and of the related Securitized Financing and (ii) as of the date hereof, and after giving effect to the creation of the 1998-B SUBI Sub-Trust pursuant to Section 16.01(b), the issuance of the 1998-B SUBI Certificate and 1998-B SUBI Insurance Certificate pursuant to Section 16.03(a), the transfer to, or to the order of, the UTI Beneficiary of the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate pursuant to
Section 16.03(b) and the Account Control Agreement specified in recital E herein, and the application by the UTI Beneficiary of any net proceeds from any Securitized Financing involving the 1998-B SUBI, the 1998-B SUBI Certificate and/or the 1998-B SUBI Insurance Certificate, there is and will be no default with respect to any Securitized Financing or other agreement or obligation secured by a UTI Pledge.

          (d) The parties hereto intend that, at any time during which the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate are held or beneficially owned by a single Person, or by two or more Persons that are treated as a single Person for federal income tax purposes, the 1998-B SUBI Sub-Trust shall not constitute a separate entity for federal income tax purposes or for state income or franchise tax purposes. However, at any time that the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate are held or beneficially owned by two or more Persons that are not treated as a single Person for federal income tax purposes, the parties hereto intend that the 1998-B SUBI Sub-Trust be characterized as a separate entity for federal and state income tax purposes that shall qualify as a partnership for such purposes. The 1998-B SUBI Sub-Trust shall not elect to be treated as an association under Section 301.7701-

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3(a) of the regulations of the United States Department of the Treasury for
federal income tax purposes.

          (e) Each Beneficiary of the 1998-B SUBI Certificate and/or the 1998-B SUBI Insurance Certificate shall at all times maintain a minimum net worth (excluding the value of the 1998-B SUBI Certificate and the 1998-B Insurance Certificate held thereby and the value of any assets of the 1998-B Securitization Trust established pursuant to the 1998-B Securitization Trust Agreement) equal to at least $100,000; provided that such minimum net worth requirement shall not apply to the 1998-B Securitization Trust or the 1998-B Securitization Trustee.

     16.02  RIGHTS IN RESPECT OF 1998-B SUBI.

     Each holder of the 1998-B SUBI Certificate (including the 1998-B Securitization Trustee, on behalf of the Holders of the securities issued by the 1998-B Securitization Trust, after the transfer of the 1998-B SUBI Certificate by the UTI Beneficiary to the Transferor and the subsequent transfer of the 1998-B SUBI Certificate by the Transferor to the 1998-B Securitization Trustee, on behalf of the 1998-B Securitization Trust) and the 1998-B SUBI Insurance Certificate is a third-party beneficiary of the Titling Trust Agreement and this 1998-B SUBI Supplement, insofar as they apply to the 1998-B SUBI and the holder of the 1998-B SUBI Certificate or the 1998-B SUBI Insurance Certificate. Therefore, to that extent, references in the Titling Trust Agreement to the ability of any "holder of a SUBI Certificate", "assignee of a SUBI Certificate" or the like to take any action shall also be deemed to refer to the 1998-B Securitization Trustee as holder of the 1998-B SUBI Certificate acting at its own instigation or upon the instruction of Investor Certificateholders pursuant to the terms of Section 6.15 of the 1998-B Securitization Trust Agreement.

     16.03  ISSUANCE AND FORM OF SUBI CERTIFICATES.

          (a) The 1998-B SUBI shall be represented by two SUBI Certificates to be issued hereunder: (i) the 1998-B SUBI Certificate, evidencing beneficial interests in the assets of the 1998-B SUBI other than proceeds of the Residual Value Insurance Policies; and (ii) the 1998-B SUBI Insurance Certificate, evidencing beneficial interests in the assets of the 1998-B SUBI that are proceeds of the Residual Value Insurance Policies insofar as such Insurance Policies relate to the 1998-B Leased Vehicles and the 1998-B Contracts. The 1998-B SUBI Certificate and 1998-B SUBI Insurance Certificate collectively represent 100% of the beneficial interests in the 1998-B SUBI and the assets of the 1998-B SUBI Sub-Trust. The Titling Trustee is hereby instructed to issue the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate substantially in the forms of Exhibits A and B attached hereto, with such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Titling Trust Agreement, be directed by the UTI Beneficiary.

     The 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate may be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistently herewith and with the Titling Trust Agreement, be determined by the UTI Beneficiary. The Titling Trustee is hereby directed to issue and register the 1998-B

SUBI Certificate and the 1998-B SUBI Insurance Certificate in the name of the SUBI Securities Intermediary in such capacity, on behalf of and for the benefit of TMCC, and to deliver such SUBI Certificates on the Closing Date to the SUBI Securities Intermediary upon the order of TMCC.

          (b) The 1998-B SUBI Certificate and 1998-B SUBI Insurance Certificate initially shall be held in the TMCC SUBI Securities Account.

          (c) TMCC shall direct the SUBI Securities Intermediary in writing to effect the transfer of the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate to the TLI SUBI Securities Account. Thereafter, TLI shall direct the SUBI Securities Intermediary in writing to effect the transfer of the 1998-B SUBI Certificate to the 1998-B SUBI Securities Account. TLI shall not transfer the 1998-B SUBI Insurance Certificate in connection with this transfer of the 1998-B SUBI Certificate.

          (d) Pursuant to Section 3.01(g) of the Titling Trust Agreement, the 1998-B SUBI Certificate may not be transferred or assigned except as provided in connection with the termination of the 1998-B Securitization Trust pursuant to Section 7.02 or 8.02 of the 1998-B Securitization Trust Agreement, in each case subject to the assignee or pledgee (x) giving a non-petition covenant substantially similar to that set forth in Section 6.14 of the Titling Trust Agreement, and (y) executing an agreement between or among itself and each UTI Beneficiary and each SUBI Beneficiary of each SUBI relating to another Sub-Trust, to release all claims to the Titling Trust Assets allocated to the UTI Sub-Trust or to such other SUBI Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Titling Trust Assets allocated thereto (which agreement may be included in the 1998-B SUBI Certificate itself). Notwithstanding the foregoing, the 1998-B SUBI Certificate may, at any time, be transferred or assigned to TLI, TMCC, or any of their respective affiliates.

     The 1998-B SUBI Insurance Certificate shall not be transferred or assigned except to a transferee or assignee who is (i) the holder of the 1998-B SUBI Certificate on the date of such transfer or (ii) TMCC, TLI or any of their respective affiliates.

     16.04  FILINGS.

     The Grantor, the UTI Beneficiary (if different from the Grantor) and the Titling Trustee, as directed by the Grantor or the UTI Beneficiary, will undertake all other and future actions and activities as may be deemed reasonably necessary by the Grantor or the UTI Beneficiary to perfect (or evidence) and confirm the allocation of the 1998-B SUBI Assets to the 1998-B SUBI Portfolio as provided herein, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any other agreements or instruments relating to such Securitized Financing. The Grantor hereby irrevocably makes and appoints each of the Titling Trustee and the Servicer (in the case of the Servicer, only for so long as such Servicer is acting in such capacity), and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the Grantor (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the Grantor any financing statements,

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

continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section 16.04.

     16.05  TERMINATION OF 1998-B SUBI.

     In connection with any purchase by the Transferor of the Investor Certificateholders' interest in the corpus of the 1998-B Securitization Trust pursuant to Section 7.02 of the 1998-B Securitization Trust Agreement, and the succession thereof to all of the interest in the 1998-B SUBI and 1998-B SUBI Certificate, should all of the interest in the 1998-B SUBI thereafter be transferred to the UTI Beneficiary, whether by sale or otherwise, then, upon the direction of the UTI Beneficiary, the 1998-B SUBI shall be terminated, the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate shall be returned to the Titling Trustee and canceled thereby, and the Titling Trustee, at the direction of the Servicer, shall reallocate all 1998-B Contracts, 1998-B Leased Vehicles and related 1998-B SUBI Assets to the UTI Sub-Trust.

     16.06  REPRESENTATIONS AND WARRANTIES OF TITLING TRUSTEE.

     The Titling Trustee hereby makes the same representations and warranties set forth in Section 6.12 of the Titling Trust Agreement as of the date hereof, on which the Grantor and UTI Beneficiary have relied in executing this 1998-B SUBI Supplement and on which each of their permitted assignees and pledgees, and each pledgee or holder of the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate (and each Beneficiary of the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate ) may rely.

     16.07  RESIGNATION OR REMOVAL OF TITLING TRUSTEE.

     No resignation or removal of the Titling Trustee pursuant to any provision of the Titling Trust Agreement shall be effective unless and until each Rating Agency has confirmed, in writing, that such resignation or removal would not cause it to reduce, modify or withdraw its then current rating of any class of securities issued by the 1998-B Securitization Trust.

                                ARTICLE XVII
                  ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS

     17.01  1998-B SUBI COLLECTION ACCOUNT.

          (a) The 1998-B Securitization Trustee shall establish in its name, and maintain with respect to the 1998-B SUBI, the 1998-B SUBI Collection Account for the benefit of (a) the Beneficiaries of the 1998-B SUBI Certificate, (b) the Beneficiaries of the 1998-B SUBI Insurance Certificate to the extent proceeds of the Residual Value Insurance Policies are deposited therein, and (c) to the extent provided below, the Titling Trustee, which account shall constitute a SUBI Collection Account. The 1998-B SUBI Collection Account initially shall be established with [_________________________], as 1998-B Securitization Trustee, and at all
times shall be an Eligible Account. In the event that the institution maintaining the 1998-B SUBI Collection Account no longer meets the requirements stated in the definition of Eligible

Account, then the Servicer shall, with the 1998-B Securitization Trustee's assistance as necessary, cause the 1998-B SUBI Collection Account to be moved to a bank or trust company that satisfies those requirements. In connection with the termination of the 1998-B Securitization Trust pursuant to Article VII of the 1998-B Securitization Trust Agreement, the 1998-B Securitization Trustee may transfer the 1998-B SUBI Collection Account to the Trust Agent. The 1998-B SUBI Collection Account shall relate solely to the 1998-B SUBI and the 1998-B SUBI Sub-Trust, and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in Article VII of the Titling Trust Agreement as supplemented by this 1998-B SUBI Supplement or the 1998-B Servicing Supplement. All amounts held in the 1998-B SUBI Collection Account shall be invested in Permitted Investments until distributed or otherwise applied in accordance with Article V of the Titling Trust Agreement or Sections 17.01(b), 17.01(c), 17.01(d), 17.02, 17.03 or
17.04 of this 1998-B SUBI Supplement. The Titling Trustee shall be a beneficiary of the SUBI Collection Account only to the extent that amounts described in Sections 7.01(c) and 7.03 of the Titling Trust Agreement are not paid or reimbursed to the Titling Trustee, pursuant to such sections from a Lease Funding Account; any such amounts shall be withdrawn from the 1998-B SUBI Collection Account only for such purposes and only to the extent set forth in Section 3.01 of the 1998-B Securitization Trust Agreement, or as set forth in this Section 17.01(a) if the 1998-B SUBI Collection Account has been transferred to the Trust Agent.

          (b) The Servicer shall deposit into the 1998-B SUBI Collection Account all amounts collected or received in respect of the 1998-B Contracts and 1998-B Leased Vehicles (in each case exclusive of the proceeds of any Residual Value Insurance Policies and amounts reinvested or to be reinvested in Subsequent Contracts) and any Maturity Advance received from the Transferor on or before the Deposit Date relating to each Collection Period except as otherwise specified herein or in the 1998-B Servicing Supplement (in connection with any failure to satisfy the Monthly Remittance Conditions). Amounts so deposited will be applied by the 1998-B Securitization Trustee or by the Servicer as specified in the 1998-B Securitization Trust Agreement and the 1998-B Servicing Supplement.

     It is the intent of the parties hereto that the proceeds of the Residual Value Insurance Policies applicable to the 1998-B Leased Vehicles and the 1998-B Contracts will be payable by the Servicer (or the insurer under the Residual Value Insurance Policies) directly to the holder of the 1998-B SUBI Insurance Certificate and will not under any circumstances be subject to the lien of the 1998-B Securitization Trust Agreement. If, notwithstanding the foregoing, any such amounts are in fact deposited in any SUBI Account or other account established by the Titling Trustee or the 1998-B Securitization Trustee, then such amounts will be distributed to the holder of the 1998-B SUBI Insurance Certificate by the Titling Trustee or the 1998-B Securitization Trustee, as the case may be, on the next succeeding Monthly Allocation Date at the written direction of the Servicer.

          (c) Principal Collections and Interest Collections (which amounts are exclusive of proceeds of the Residual Value Insurance Policies) that are to be reinvested in Subsequent Contracts and Subsequent Leased Vehicles to be included in the 1998-B SUBI Sub-Trust during the Revolving Period that are not deposited into the 1998-B SUBI Collection

Account on a Monthly Allocation Date, will be so reinvested by the Servicer on a Transfer Date during the calendar month in which such Monthly Allocation Date occurs as specified in Section 3.02(a) of the 1998-B Servicing Supplement.

          (d) From and after the date, if any, on which the Monthly Remittance Conditions cease to be satisfied, the Servicer will deposit all Principal Collections and Interest Collections (which amounts are exclusive of proceeds of the Residual Value Insurance Policies) into the 1998-B SUBI Collection Account within two Business Days of its receipt thereof as set forth in Section 4.02 of the 1998-B Servicing Supplement, and such amounts will thereafter be applied as described in Section 3.02 of the 1998-B Servicing Supplement and Section 17.02 hereof, insofar as they are to be reinvested in Subsequent Contracts and Subsequent Leased Vehicles, or pursuant to Section 3.01 of the 1998-B Securitization Trust Agreement, as appropriate.

     17.02  1998-B SUBI LEASE FUNDING ACCOUNT.

     Notwithstanding the provisions of Section 7.03 of the Titling Trust Agreement, the Titling Trustee shall be required to establish and maintain with respect to the 1998-B SUBI the 1998-B SUBI Lease Funding Account in the name of the Titling Trustee, which account shall constitute a SUBI Lease Funding Account; only in the event that the Monthly Remittance Conditions are no longer satisfied. Such account shall be for the benefit of the Beneficiaries of the 1998-B SUBI Certificate and 1998-B SUBI Insurance Certificate (in the event that amounts relating to the Residual Value Insurance Policies represented by the 1998-B SUBI Insurance Certificate are in fact deposited in the 1998-B Lease Funding Account rather than paid directly to the Holder of the 1998-B SUBI Insurance Certificate, as provided in Section 17.01(b) hereof). Any such 1998-B SUBI Lease Funding Account initially shall be established with U.S. Bank, as Trust Agent, and at all times shall be an Eligible Account. In the event that the Trust Agent no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the Titling Trustee's assistance as necessary, cause the 1998-B SUBI Lease Funding Account to be moved to a bank or trust company that satisfies those requirements. The 1998-B SUBI Lease Funding Account shall relate solely to the 1998-B SUBI and the 1998-B SUBI Portfolio, and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in the Titling Trust Agreement as supplemented by this 1998-B SUBI Supplement or the 1998-B Servicing Supplement. All amounts held in the 1998-B SUBI Lease Funding Account shall be invested in Permitted Investments until distributed or otherwise applied in accordance with the Titling Trust Agreement, this 1998-B SUBI Supplement or the 1998-B Servicing Supplement. All transfers of funds into and out of the 1998-B SUBI Lease Funding Account shall be made in accordance with
Section 7.03 of the Titling Trust Agreement and Sections 3.02 and 4.02 of the 1998-B Servicing Supplement in connection with purchases of Subsequent Contracts and Subsequent Leased Vehicles. Prior to the date, if any, on which the Monthly Remittance Conditions cease to be satisfied, the Servicer will instead be allowed to commingle the amounts to be reinvested in additional Subsequent Contracts and Subsequent Leased Vehicles with its own funds and to reinvest such amounts (by transfer of such amounts to the Lease Funding Account or directly to the UTI Beneficiary, as appropriate) without deposit into the 1998-B SUBI Collection Account or 1998-B SUBI Lease Funding Account.

     17.03     INVESTMENT GAINS AND LOSSES.

     Except as otherwise provided herein, all or a portion of the funds deposited into the 1998-B SUBI Accounts and the Lease Funding Account shall be separately invested by the Titling Trustee or the 1998-B Securitization Trustee, as applicable, from time to time at the written direction of the Servicer, in any Permitted Investments. All income, gain or loss from investment of monies in the 1998-B SUBI Lease Funding Account shall be for the account of the Servicer and credited or debited, as the case may be, from such account; provided, that, each such investment shall be made in the name of the Titling Trustee on behalf of the Titling Trust, its nominee or its Financial Intermediary. All income, gain or loss from investment of monies in the Lease Funding Account shall be for the account of the UTI Beneficiary and credited or debited, as the case may be, from such account; provided, that, each such investment shall be made in the name of the Titling Trustee on behalf of the Titling Trust, its nominee or its Financial Intermediary.
If at any time the Servicer shall not have given the Titling Trustee a timely written investment directive with respect to the Lease Funding Account or the 1998-B Lease Funding Account, the Titling Trustee shall invest and reinvest any monies in such account(s) in a mutual fund offered by the 1998-B Securitization Trustee or an affiliate of the 1998-B Securitization Trustee, each of which meet the requirements of clause (i) of the definition of Permitted Investments, or of the Trust Agent or another affiliate of the Titling Trustee, each of which meet the requirements of clause (i) of the definition of Permitted Investments. All income gain or loss from investment of monies in the 1998-B SUBI Certificateholders' Account shall be for the account of the Certificateholders and credited or debited, as the case may be, from such account(s) provided that each such investment shall be made in the name of the 1998-B Securitization Trustee on behalf of the 1998-B Securitization Trust, its nominee or its Financial Intermediary. All income gain or loss from investment of monies in the 1998-B SUBI Collection Account shall be for the account of the Servicer and credited and debited, as the case may be, from such account; provided, that, each such investment shall be made in the name of the 1998-B Securitization Trustee on behalf of the 1998-B Securitization Trust, its nominee or Financial Intermediary. If at any time the Servicer shall not have given the 1998-B Securitization Trustee a timely written investment directive with respect to the 1998-B SUBI Certificateholders Account or the 1998-B SUBI Collection Account, the 1998-B Securitization Trustee shall invest and reinvest any monies in such account(s) in a mutual fund offered by the 1998-B Securitization Trustee or an affiliate of the 1998-B Securitization Trustee, each of which meet the requirements of clause (i) of the definition of Permitted Investments. The 1998-B Securitization Trustee shall not be liable for the selection of investments or for investment losses incurred thereon in accordance with the instructions of the Servicer or as otherwise specified in this Section 17.03. The 1998-B Securitization Trustee shall have no liabilities in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction.

     17.04     REBALANCING AFTER THIRD-PARTY CLAIM.

     To the extent that a third-party Claim against Titling Trust Assets is satisfied out of Titling Trust Assets in proportions other than as provided in Section 3.04 of the Titling Trust Agreement, then, notwithstanding anything to the contrary contained herein, the Titling Trustee, at the direction of the Servicer, shall promptly identify and reallocate (or cause the Servicer to identify and reallocate) the remaining Titling Trust Assets among the UTI Sub-Trust and each of the SUBI Sub-Trusts, including the 1998-B SUBI Sub-Trust, such that each shall bear the expense of such Claim as nearly as possible as if the burden thereof had been allocated as provided in
Section 3.04 of the Titling Trust Agreement.

                                   ARTICLE XVIII
                              MISCELLANEOUS PROVISIONS

     18.01     GOVERNING LAW.

     This 1998-B SUBI Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflicts of laws, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except for the rights, privileges, duties, liabilities and immunities of the 1998-B Securitization Trustee which shall be governed by and construed in accordance with the internal laws of the state of New York without regard to any otherwise applicable principles of conflicts of laws.

     18.02     EFFECT OF 1998-B SUBI SUPPLEMENT ON TITLING TRUST AGREEMENT.

               (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Titling Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Titling Trust Agreement, as the context may require. In the event of any conflict between the provisions of this 1998-B SUBI Supplement and the Titling Trust Agreement with respect to the 1998-B SUBI, the provisions of this 1998-B SUBI Supplement shall prevail.

               (b) For purposes of determining the parties' obligations under this 1998-B SUBI Supplement with respect to the 1998-B SUBI, general references in the Titling Trust Agreement to: (i) a SUBI Account shall be deemed to refer more specifically to a 1998-B SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 1998-B SUBI Asset; (ii) an appropriate or applicable SUBI Collection Account shall be deemed to refer more specifically to the 1998-B SUBI Collection Account; (iv) an appropriate or applicable SUBI Lease Funding Account shall be deemed to refer more specifically to a 1998-B SUBI Lease Funding Account; (v) a SUBI Sub-Trust or SUBI Portfolio shall be deemed to refer more specifically to the 1998-B SUBI Sub-Trust or 1998-B SUBI Portfolio, as the case may be; (vi) a SUBI Supplement shall be deemed to refer more specifically to this 1998-B SUBI Supplement; and (vii) a SUBI Servicing Supplement shall be deemed to refer more specifically to the 1998-B Servicing Supplement.

     18.03     AMENDMENT.

               (a) The 1998-B SUBI Supplement and the Titling Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1998-B

SUBI or the Beneficiaries of the 1998-B SUBI Certificate and 1998-B SUBI Insurance Certificate, by a writing signed by the Titling Trustee, the UTI Beneficiary, each 1998-B SUBI Beneficiary and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1998-B Securitization Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment. Any amendment of the Titling Trust Agreement that applies to or affects the UTI or any Other SUBI or any Beneficiary of the UTI or any Other SUBI in addition to this 1998-B SUBI shall also be subject to the foregoing provisions of this Section 18.03.

     Notwithstanding the foregoing, this Section 18.03 does not modify or supersede any provision in the Titling Trust Agreement. Without limiting the foregoing, any amendment of the Titling Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1998-B SUBI, the 1998-B SUBI Portfolio or the Beneficiaries of the 1998-B SUBI Certificate and 1998-B SUBI Insurance Certificate shall not require the consent of the Beneficiaries of the 1998-B SUBI Certificate, the 1998-B SUBI Insurance Certificate or of the 1998-B Securitization Trustee.

     18.04     NOTICES.

     The notice provisions of the Titling Trust Agreement shall apply equally to this Supplement; provided, that, any notice to the 1998-B Securitization Trust or the 1998-B Securitization Trustee shall be addressed as follows:

     [_________________________]
     [_________________________]
     [_________________________]
     Attention:  [______________________]

     A copy of each notice or other writing required to be delivered to the Titling Trustee pursuant to the Titling Trust Agreement or this 1998-B SUBI Supplement shall be addressed and delivered as follows:.

     U.S. Bank National Association
     111 East Wacker Drive, Suite 3000
     Chicago, Illinois 60601
     Attention:  Toyota Auto Lease Trust 1998-B

     A copy of each notice or other writing required to be delivered to the Titling Trustee pursuant to the Titling Trust Agreement shall also be delivered to the 1998-B Securitization Trustee insofar as it relates to the 1998-B Securitization Trust.

     18.05     SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this 1998-B SUBI Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 1998-B SUBI Supplement and shall in no way affect the validity or enforceability of the other provisions of this 1998-B SUBI Supplement or of the 1998-B SUBI Certificate or the 1998-B SUBI Insurance Certificate or the rights of the holders thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 1998-B SUBI Supplement invalid or unenforceable in any respect.

     18.06     COUNTERPARTS.

     This 1998-B SUBI Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, TMCC, the Titling Trustee and, solely for the limited purposes set forth herein, U.S. Bank National Association, as Trust Agent, have caused this 1998-B SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

                                    TOYOTA MOTOR CREDIT CORPORATION,
                                      as Grantor, Servicer and UTI Beneficiary

                                    By:  ______________________________
                                         Name:     George E. Borst
                                         Title:    Senior Vice President and
                                                   General Manager


                                    TMTT, INC.,
                                      as Titling Trustee

                                    By:  ______________________________
                                         Name:     Steven E. Charles
                                         Title:    Vice President and Assistant
                                                   Secretary


                                    U.S. BANK NATIONAL ASSOCIATION,
                                      as Trust Agent

                                    By:  ______________________________
                                         Name:     Steven E. Charles
                                         Title:    Vice President


                                    [_________________________],
                                      as 1998-B Securitization Trustee and SUBI
                                      Securities Intermediary

                                    By:  ______________________________
                                         Name:
                                         Title:

                                 ANNEX OF DEFINITIONS



    Unless otherwise specified in the agreement to which this Annex of Definitions is attached or which refers to this Annex of Definitions, the following terms have the indicated meanings. Terms defined herein but not directly or indirectly used or referenced in such agreement shall not be deemed to have any meaning or significance with respect to such agreement.

    "ADMINISTRATIVE EXPENSE" means any reasonable administrative cost or expense associated with any relevant Securitization Trust and the Titling Trust, as the context indicates, including reasonable fees and expenses of attorneys and accountants.

    "ADMINISTRATIVE LIEN" means any first lien specified upon any Certificate of Title as deemed necessary and useful by the Servicer or the UTI Beneficiary to provide for delivery of title documentation to the Titling Trustee or its designee.

    "ADMINISTRATIVE LIENHOLDER" means the Person or Persons identified as such from time to time to the Titling Trustee by the Servicer and in whose name one or more Administrative Liens are specified on Certificates of Title.

    "ADVANCE" if a Transaction Document specifies that Advances are to be made, unless otherwise provided in such Transaction Document, means an advance to be made by the Servicer on the date specified in such Transaction Document in respect of the related SUBI Collection Period and with respect to each outstanding Contract that is included in the related SUBI Portfolio as to which the scheduled Monthly Payment is delinquent or as to which payments have been deferred by the Servicer which deferrals have resulted in any diminution of the amount of Collections received in connection therewith relative to the originally scheduled Monthly Payments, each such advance to be in an amount equal to the aggregate amount of the Monthly Payments due thereon during such SUBI Collection Period but not received during such SUBI Collection Period.

    "AFFECTED TRUST ASSETS" means a discrete Titling Trust Asset or group of Titling Trust Assets impacted by any Liability (including contract, tort or tax claims relating to one or more specific Contracts or Leased Vehicles) as described in Section 3.04 of the Titling Trust Agreement.

    "AFFILIATE" means, as to any Person, any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan) or (ii) is an officer or director of such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (x) to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners; or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

    "AUTHORIZED NEWSPAPER" means a newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

    "BENEFICIARY" means the UTI Beneficiary or any holder of a UTI Certificate or SUBI Certificate, including any trust formed with respect to a Securitized Financing but excluding the Titling Trustee, any Trust Agent, or any trustee or trust agent with respect to a Securitized Financing or UTI Pledge.


    "BOOKED RESIDUAL VALUE" means the amount established at the origination of the lease (based on documentation provided to the Dealers by TMCC) representing the estimated wholesale market value at the Maturity Date of the related Contract, each as set forth on the face of such Contract at the time of origination including, and with respect to a Contract for which the Maturity Date has been extended by the Servicer in connection with any extension or deferral, means the value as set forth above reduced by payments in respect of principal received during the extension period.

    "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York, Chicago, Illinois or Los Angeles, California are authorized or obligated by law, executive order or governmental decree to be closed; provided, that, solely for purposes of identifying any Certificate Payment Date with respect to the making of payments on the Class A-1, Class A-2 and Class A-3 Certificates in any foreign jurisdiction by a paying agent located therein, "Business Day" shall also exclude any day on which banking institutions in such foreign jurisdiction are authorized or obligated by law, regulation, governmental order or decree to be closed, whether or not payments are made in any other city on such Certificates on such date, but such date shall not be used for making any other determination with respect to the assets of the Trust or the Certificates of any Class.

    "CERTIFICATE OF TITLE" means a certificate of title or other evidence of ownership of a Leased Vehicle issued by the Registrar of Titles in the respective jurisdiction in which such Leased Vehicle is registered, which Certificate of Title shall reflect as the owner of such Leased Vehicle "Toyota Lease Trust", "TMTT, Inc., as Trustee of Toyota Lease Trust" or such other similar designation as may be acceptable to any relevant Registrar of Titles.

    "CERTIFICATE OF TRUST" means the Certificate of Trust for the Titling Trust required to be filed with the office of the Secretary of State of the State of Delaware pursuant to Section 3810 of the Delaware Act.

    "CHARGED-OFF CONTRACT" means a Contract (a) with respect to which the related Leased Vehicle has been repossessed and sold or otherwise disposed of or
(b) which has been written off by the Servicer in accordance with its normal policies for writing off lease contracts other than with respect to repossession.

    "CLAIMS" means any losses, liabilities and expenses (including reasonable attorney's and other professional fees and expenses) incurred in connection with reasonable collection efforts or the defense of any suit or action.

    "CLASS" means all Certificates whose form is identical except for variation in denomination, principal amount or owner.

    "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

    "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

    "CLOSING DATE" means, with respect to any Securitized Financing, the date specified as such in the related Transaction Documents.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COLLECTION PERIOD" means, with respect to any Distribution Date, the calendar month preceding such Distribution Date.

    "COLLECTIONS" means, with respect to any Collection Period, all net collections received in respect of the Contracts and Leased Vehicles during such Collection Period, including Monthly Payments and Payments Ahead that represent Monthly Payments due during such Collection Period; Prepayments, Advances, Net Matured Leased Vehicle Proceeds, Net Repossessed Vehicle Proceeds and other Net Liquidation Proceeds, less (i) amounts representing Payments Ahead with respect to future Collection Periods (ii) amounts retained by or paid to the Servicer in respect of outstanding Advances and (iii) Additional Loss Amounts in respect of such Collection Period.

    "COMMISSION" means the Securities and Exchange Commission, and any successor thereto.

    "CONTINGENT AND EXCESS LIABILITY INSURANCE POLICIES" means, collectively, the contingent liability insurance policies maintained or to be maintained by TMCC providing coverage for bodily injury and property damage suffered by third persons caused by the operation of any vehicle that is a Leased Vehicle, and each of the excess liability insurance policies maintained or to be maintained by TMCC with third party insurers providing excess insurance coverage as to such liabilities.

    "CONTRACT" means any of the fixed rate retail closed-end lease contracts (and all proceeds thereof) originated in connection with the lease of the Leased Vehicles that are or were originated by Dealers pursuant to and in conformity with Dealer Agreements between such Dealers and the Titling Trust, the rights to which have been assigned to the Titling Trust, or the Titling Trustee on behalf of the Titling Trust, in accordance with such Dealer Agreements.

    "CONTRACT DOCUMENTS" means, with respect to each Contract, (i) the fully executed Contract, (ii) the related Certificate of Title (or the application therefor if the Certificate of Title has not been received), (iii) any written agreements modifying such Contract (including any written extension thereof),
(iv) all related credit applications, factory invoices, Dealer worksheets, written records of certification of information provided in the credit application and odometer statements required by applicable law, (v) documents related to the provision of insurance and (vi) all other documents relating to such Contract and retained by the Servicer.

    "CONTRACT RECORD" means all data maintained by the Servicer (including, without limitation, computerized records), together with all operating software and appropriate documentation, relating directly to or maintained in connection with the servicing of the Contracts.

    "CORPORATE TRUST OFFICE" means the office of the Titling Trustee or Trust Agent, as indicated by the context. As of October 1, 1996, the Corporate Trust Office is located at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601,
Attention: Toyota Lease Trust. After October 1, 1996, Corporate Trust Office will mean the corporate trust office designated in writing to the Servicer and to the Beneficiaries by the Titling Trustee, Trust Agent or any successor thereto, as the case may be.

    "CO-TRUSTEE AGREEMENT" means that Co-Trustee Agreement dated as of October 1, 1996, among TMCC, the Titling Trustee, the Trust Agent and Delaware Trust Capital Management Inc., as Delaware Trustee.

    "CREDIT AND COLLECTION POLICY" means those credit and collection policies and practices of the Servicer, as applied by the Servicer, with respect to the origination and servicing of Contracts and related Leased Vehicles as they may be amended, supplemented, or modified by the Servicer from time to time.


    "CURRENT CONTRACT" means a Contract that is not a Charged-off Contract, a Matured Contract, a Liquidated Contract or an Additional Loss Contract.

    "DEALER" means a motor vehicle dealer, located in a State permitted by the Origination Criteria, that has entered into a Dealer Agreement.

    "DEALER AGREEMENT" means that certain Retail Motor Vehicle Lease Agreement substantially in the form to be attached as an exhibit to the UTI Supplement or in such other form as may be approved from time to time entered into between the Titling Trust and a Dealer setting forth the respective rights and obligations of the Titling Trust and the Dealer, acting as an independent contractor, with respect to the Dealer's entering into Contracts.

    "DELAWARE ACT" means the Delaware Business Trust Act 12 Del. Code, Sections 3801 ET SEQ.

    "DELAWARE TRUSTEE" means any trustee or co-trustee appointed as such by the Titling Trustee pursuant to a co-trustee agreement for purposes of satisfying the Delaware Act. Initially, the Titling Trustee will so appoint Delaware Trust Capital Management, Inc.

    "DELAWARE PARTNERSHIP ACTS" means the Delaware Revised Uniform Limited Partnership Act and the Delaware Uniform Partnership Act, in each case as amended.

    "DETERMINATION DATE" means, with respect to any Distribution Date, the second Business Day prior to such Distribution Date.

    "DISCOUNTED CONTRACT" means any Contract that has a Lease Rate below the Discount Rate specified in the Transaction Documents with respect to any Securitized Financing.

    "DISCOUNT RATE" means the discount rate specified in the Transaction Documents with respect to any Securitized Financing.

    "DISTRIBUTION DATE" means, with respect to the UTI and a Collection Period, the twenty-fifth day of the following month, or if that day is not a Business Day, the next Business Day, beginning with October 25, 1997.

    "DTC" means The Depository Trust Company and its successors.

    "DUE DATE" with respect to any Contract, means the monthly date specified in such Contract on which the scheduled Monthly Payment is due.

    "ELIGIBLE ACCOUNT" means (i) an account maintained with a federal or state chartered depository or trust institution, the short-term unsecured debt obligations of which have the Required Rating, (ii) a segregated trust account maintained with a federal or state chartered depository or trust institution in its corporate trust department or (iii) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its rating of any related Rated Certificates, as evidenced by a letter from each Rating Agency.

    "ELIGIBLE CONTRACT" with respect to eligibility for origination in the name of the Titling Trust, means a UTI Eligible Contract, and with respect to eligibility for inclusion in any SUBI Sub-Trust means a UTI Eligible Contract that also satisfies the definition of Eligible Contract applicable to such SUBI Sub-Trust as set forth in the related SUBI Servicing Supplement.

    "ELIGIBLE SERVICER" means TMCC or an entity that is servicing a portfolio of automobile and/or light truck retail installment lease contracts, that is legally qualified and has the capacity to service the Contracts and that has demonstrated the ability to service a portfolio of similar lease contracts professionally and competently in accordance with high standards of skill and care.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to refer also to any successor sections.

    "ERISA AFFILIATE" means each person (as defined in Section 3(9) of ERISA) which, together with the identified person, would be deemed to be a member of the same "controlled group" within the meaning of Section 414(b), (c), (m) and
(o) of the Code or Section 4001 of ERISA.

    "EXCESS FUNDS" means, as of any date, the amount of funds in the Lease Funding Account or otherwise held by the Servicer or the Titling Trustee in respect of the UTI in excess of those (i) required to maintain the account to meet all existing Liabilities of the Titling Trust to be paid out of such account (after accounting for all transfers to be made from any SUBI Account on or before such date) and (ii) required to be retained in such account as reserves for reasonably anticipated Liabilities of the Titling Trust (after taking into account all transfers to be made to such Lease Funding Account out of any SUBI Account in respect of that SUBI's proportionate share of such anticipated Liabilities).

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "EXTENSION FEE" means, with respect to any Contract that has had its Maturity Date extended as contemplated in the Titling Trust Agreement or any SUBI Servicing Supplement, any payment required to be made by the Obligor in connection with such extension.

    "FDIC" means the Federal Deposit Insurance Corporation and its successors.

    "FINANCIAL INTERMEDIARY" means a financial intermediary, as such term is defined in Section 8-313(4) of the UCC.

    "FIRST BANK" means First Bank National Association, a national banking association.

    "FNMA" means the Federal National Mortgage Association and its successors.

    "FUNDING ADVANCE" means the amount of each advance of the face amount or any portion of a Contract (including with respect to any taxes, fees or charges payable to the related Dealer or any third party at the time of the funding thereof) made by the UTI Beneficiary or any agent thereof in connection with the funding of such Contract that has not previously been reimbursed thereto.

    "FUNDING ADVANCE REIMBURSEMENT AMOUNT" means, with respect to any Distribution Date, the aggregate amount of Funding Advances made during the related Collection period and not previously reimbursed to the UTI Beneficiary from Collections on the related Contracts or otherwise.

    "FUNDING ADVANCE REIMBURSEMENT DATE" means a Distribution Date on which a Funding Advance Reimbursement Amount is to be made.

    "GOVERNMENTAL AUTHORITY" means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

    "GRANTOR" means TMCC in its capacity as Grantor.

    "INDEPENDENT" with respect to any specified Person means another Person who
(a) is in fact independent of the specified Person and any of its Affiliates;
(b) does not have any direct financial interest or any material indirect financial interest in the specified Person or any of its Affiliates; and (c) is not connected with the specified Person or any of its Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. Whenever it is provided in the Titling Trust Agreement or any other agreement adopting this definition that any Independent Person's opinion or certificate shall be furnished, such Independent Person shall be deemed to be Independent to the satisfaction of the recipient thereof if such opinion or certificate shall state that the signer has read this definition and that the signer is in fact Independent within the meaning hereof.

    "INDEPENDENT ACCOUNTANT" means an Accountant, who may also be the Accountant who audits the books of TMCC or any of its Affiliates, who is Independent with respect to TMCC and its Affiliates as contemplated by Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants.

    "INDEPENDENT DIRECTOR" means a director of the Transferor who shall at no time be (i) a director, officer, employee or former employee of the Transferor or any Affiliate thereof, (ii) a natural person related to any director, officer, employee or former employee of the Transferor or any Affiliate thereof,
(iii) a holder (directly or indirectly) of any voting securities of the Transferor or any Affiliate thereof, or (iv) a natural person related to a holder (directly or indirectly) of any voting securities of the Transferor or any Affiliate thereof.

    "INSOLVENCY  EVENT" means, with respect to any Person:

    (i) Such Person shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or such Person shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer, or consent; or such Person shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property, or shall make any assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

    (ii) any order for relief against such Person shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of such Person under any other similar applicable Federal Law; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of such Person or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered.

    "INSURANCE COSTS" means, with respect to any Insurance Policy, the premiums therefor, any deductibles and any coinsurance payments.

    "INSURANCE POLICIES" means any residual value insurance policy and any policy of comprehensive, collision, public liability, physical damage, personal liability, credit accident or health, credit life or unemployment insurance maintained by the Grantor, any Obligor under any Contract or any Affiliate of any such Person to the extent that any such policy covers or applies to any Contract, Leased Vehicle or the ability of any Obligor under any Contract to make required payments with respect to a Contract or the related Leased Vehicle; provided that, with respect to any SUBI, "Insurance Policies" means only such of the foregoing policies as relate to the related SUBI Portfolio and, in the case of such insurance policies that relate to Contracts or related assets in more than one SUBI Portfolio, such policies only insofar as they, or the proceeds thereof, relate to Contracts or related assets included in the related SUBI Portfolio.

    "INSURANCE PROCEEDS" with respect to any Collection Period, means recoveries pursuant to each Insurance Policy obtained and maintained by the Obligor pursuant to a Contract, or by the Titling Trust or the Servicer with respect to such Contract or the related Leased Vehicle.

    "INTEREST COLLECTIONS" means, with respect to any Collection Period, an amount equal to the amount by which Collections exceed Principal Collections with respect to such Collection Period.

    "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

    "LEASE FUNDING ACCOUNT" means the Lease Funding Account established and maintained in accordance with Section 7.01(a) of the Titling Trust Agreement.

    "LEASED VEHICLE" means the new or used (including any dealer demonstrator vehicle or manufacturers' program vehicle) automobile, minivan, sports utility vehicle or light duty truck, together with all accessories, additions and parts constituting a part thereof and all accessions thereto, which is the subject of a Contract.

    "LEASE RATE" means the imputed interest rate set forth in each Contract on the basis of which the lessor identifies the portions of each Monthly Payment that constitute principal or interest, respectively.

    "LIABILITIES" means all losses, liabilities, claims, damages, expenses (including related reasonable legal and other professional fees and expenses), taxes, actions and suits of any kind.

    "LIEN" means any security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens and any liens that attach to property, as the context may require, by operation of law.

    "LIQUIDATED CONTRACT" means a Contract that has been the subject of a Prepayment in full or otherwise has been paid in full or, in the case of a Charged-off Contract, a Contract as to which the Servicer has determined that the final amounts in respect thereof have been paid.

    "LIQUIDATION EXPENSES" means reasonable out-of-pocket expenses (including related attorneys' fees and expenses) incurred by the Servicer in connection with the attempted realization of the full amounts due or to become due under any Contract, including expenses incurred in connection with the repossession of the related Leased Vehicle, the sale of such Leased Vehicle, whether upon its repossession or return (if such Contract is a Matured Contract), any collection effort (whether or not resulting in a lawsuit against the Obligor under such Contract) or any claim under an Insurance Policy.

    "LIQUIDATION PROCEEDS" means gross amounts received by the Servicer or the Titling Trustee, on behalf of the Titling Trust (before reimbursement for Liquidation Expenses), in connection with the realization of the full amounts due or to become due under any Contract, whether from the sale or other disposition of the related Leased Vehicle (without regard to whether such proceeds exceed the Booked Residual Value), the proceeds of any collection effort (whether or not resulting in a lawsuit against the Obligor under such Contract), the proceeds of recourse payments by Dealers, receipt of Insurance Proceeds, or collection of amounts due hereunder in respect of such Contract (including the application of Security Deposits) or otherwise.

    "MATURED CONTRACT" means any Contract that has reached its Maturity Date.

    "MATURED VEHICLE", as of any date, means any Leased Vehicle, the related Contract of which has reached its Maturity Date, and which Leased Vehicle has been returned to the Servicer on behalf of the Titling Trust (or the Titling Trustee on behalf of the Titling Trust), regardless of the status of the sale or disposition of such Leased Vehicle as of the date of such return.

    "MATURITY DATE" means, with respect to any Contract, the date on which the last scheduled Monthly Payment shall be due and payable, as such date may be extended in accordance with the provisions of the UTI Supplement and any applicable SUBI Supplement or SUBI Servicing Supplement.

    "MONTHLY PAYMENT" means, with respect to any Contract, the amount of each fixed monthly payment payable by the related Obligor in accordance with the terms thereof, net of any portion of such monthly payment that represents collections allocable to payments to be made by such Obligor for sales taxes or similar items, and excluding any portion thereof relating to the payment of insurance premiums (unless such premiums are included in the related capitalized cost), late payment charges, extension fees or other similar items.

    "MONTHLY REMITTANCE CONDITIONS" means that (i) TMCC is the Servicer, (ii) either (a) TMCC's short-term unsecured debt is rated at least P-1 by Moody's and A-1 by Standard & Poor's (so long as Moody's and Standard & Poor's are Rating Agencies), or (b) certain arrangements are made that have been approved in writing by each Rating Agency that has rated any class of securities issued in connection with a Securitized Financing at the request of the Grantor and (iii) no Early Amortization Event or Event of Servicing Termination as defined in any SUBI Supplement shall have occurred and be continuing.

    "MOODY'S" means Moody's Investors Service, Inc., and its successors.

    "OBLIGEE" means each Person who is the lessor under a Contract or the assignee thereof, including the Titling Trust or the Titling Trustee on behalf of the Titling Trust.

    "OBLIGOR" means the Person who is the lessee under a Contract.

    "OFFICER'S CERTIFICATE" means, with respect to any Person, a certificate signed by the President, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary thereof.

    "OPINION OF COUNSEL" means, with respect to any Person, a written opinion of counsel which counsel shall be reasonably acceptable to the indicated recipient; provided that, in the case of opinions to be delivered by TMCC or TLI, such counsel may be an employee of or outside counsel to the Transferor or the Servicer.

    "ORIGINATION CRITERIA" means, with respect to any Contract, TMCC's written underwriting criteria in effect as of the date of origination of any specific Contract, and as the same may be amended, supplemented or modified from time to time by TMCC in the ordinary course of business.

    "OTHER PROCEEDS" means monies arising from the sale, exchange, lease, collection or other disposition of lease contracts and related leased vehicles or other receivables that are not Titling Trust Assets but as to which the Servicer is acting as servicer.

    "OUTSTANDING PRINCIPAL BALANCE" means, with respect to any Contract as of any date, the amount to which the capitalized cost of a Contract has been amortized at any point in time, which will be an amount equal to (i) the sum of all Monthly Payments remaining to be made, including overdue Monthly Payments (provided, however, that Payments Ahead received but not yet applied are deemed to be Monthly Payments remaining to be made), less any unearned finance or other similar unearned lease charges relating to the period beginning after the next succeeding Payment Date on such Contract (determined on a constant yield basis) in accordance with the Servicer's usual practices, plus (ii) the Booked Residual Value of the related Leased Vehicle. The term "principal amount" and "principal balance" as used in relation to any Contract or Contracts shall refer, as of such date of determination, to the Outstanding Principal Balance of such Contract or Contracts computed as of such time.

    "PAYMENT AHEAD" means any payment of one or more Monthly Payments (not constituting a Prepayment) remitted by an Obligor with respect to a Contract in excess of the Monthly Payment due with respect to such Contract, which sums the Obligor has instructed the Servicer to hold and apply to Monthly Payments due in one or more immediately subsequent calendar months.

    "PAYMENT DATE" means, as to each Contract, the date each month therein set forth as the date Monthly Payments are due.

"PERMITTED INVESTMENTS" means any one or more of the following instruments, obligations or securities, in each case subject to any further criteria specified in the related SUBI Supplement:

    (a) obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

    (b) general obligations of or obligations guaranteed by FNMA or any state of the United States, the District of Columbia or the Commonwealth of Puerto Rico then rated the highest available credit rating of each Rating Agency for such obligations;

    (c) certificates of deposit issued by any depository institution or trust company (including any Securitization Trustee) incorporated under the laws of the United States or of any state thereof, the District of Columbia or the Commonwealth of Puerto Rico and subject to supervision and examination by banking authorities of one or more of such jurisdictions, provided that the short-term unsecured debt obligations of such depository institution or trust company are then rated the highest available rating of each Rating Agency for such obligations;

    (d) certificates of deposit, demand or time deposits of, bankers' acceptances issued by, or federal funds sold by, any depository institution or trust company (including any Securitization Trustee) incorporated under the laws of the United States or any State and subject to supervision and examination by federal and/or State banking authorities and the deposits of which are fully insured by the Federal Deposit Insurance Corporation, so long as at the time of such investment or contractual commitment providing for such investment either such depository institution or trust company has the Required Rating (or if such investment will mature after more than one month, the long-term, unsecured debt of the issuer has the highest available rating from each Rating Agency) or such Securitization Trustee shall have received a letter from each Rating Agency to the effect that such investment would not result in the qualification, downgrading or withdrawal of the ratings then assigned to any Rated Certificates;

    (e) certificates of deposit issued by any bank, trust company, savings bank or other savings institution and fully insured by the FDIC having the Required Rating (or if such investment will mature after more than one month, the long-term, unsecured debt of the issuer has the highest available rating from each Rating Agency);

    (f) repurchase obligations held by any Securitization Trustee that are acceptable to the Securitization Trustee with respect to any security described in clauses (a), (b) or (g) hereof or any other security issued or guaranteed by any other agency or instrumentality of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (d) above (including any Securitization Trustee); PROVIDED, HOWEVER, that repurchase obligations entered into with any particular depository institution or trust company (including such Securitization Trustee) will not be Permitted Investments to the extent that the aggregate principal amount of such repurchase obligations with such depository institution or trust company held by such Securitization Trustee on behalf of the related Securitization Trust or of all of the Titling Trust Assets shall exceed 10% of either the Aggregate Net Investment Value or the aggregate unpaid principal balance or face amount, as the case may be, of all Permitted Investments so held thereby;

    (g) interests in any open-end or closed-end management type investment company or investment trust (i) registered under the Investment Company Act, the portfolio of which is limited to the obligations of, or guaranteed by, the United States and to agreements to repurchase such obligations, which agreements, with respect to principal and interest, are at least 100% collateralized by such obligations marked to market on a daily basis and the investment company or investment trust shall take delivery of such obligations either directly or through an independent custodian designated in accordance with the Investment Company Act and (ii) acceptable to each Rating Agency (as approved in writing by each Rating Agency) as collateral for securities having ratings equivalent to the ratings of the Rated Certificates on the Closing Date;

    (h) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State so long as at the time of such investment or contractual commitment providing for such investment (i) the long-term, unsecured debt of such corporation has the highest available rating from each Rating Agency, (ii) such corporation is TMCC and TMCC's long term debt obligations shall at such time have a rating of at least Aa3 from Moody's, and TMCC's short term debt obligations shall at such time have a rating of at least A-1+ from Standard & Poor's and at least P-1 from Moody's or (iii) a Securitization Trustee shall have received a letter from each Rating Agency to the effect that such investment would not result in the qualification, downgrading or withdrawal of the ratings then assigned to any Rated Certificates or commercial paper or other short-term debt having the Required Rating;

    (i)    money market funds so long as such funds are rated Aaa by Moody's
(so long as Moody's is a Rating Agency) and AAAm by Standard & Poor's (so long as Standard & Poor's is a Rating Agency), and any other fund for which a Securitization Trustee or an Affiliate of such Securitization Trustee serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, provided that any shares of such funds have a credit rating of at least Aaa by Moody's (so long as Moody's is a Rating Agency) and AAAm by Standard & Poor's (so long as Standard & Poor's is a Rating Agency) and notwithstanding that (i) such Trustee or Affiliate charges and collects fees and expenses from such funds for services rendered, (ii) such Trustee charges and collects fees and expenses for services rendered pursuant to the related Securitization Trust Agreement or under the Trust Agency Agreement and (iii) services performed for such funds and pursuant to either such Agreement may converge at any time. Each of the Transferor and the Servicer hereby specifically authorizes the Securitization Trustee or Titling Trustee or Affiliate thereof to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses such Trustee may charge and collect for services rendered pursuant to either such Agreement; and

    (j) such other investments acceptable to each Rating Agency (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the ratings then assigned to any Rated Certificates by such Rating Agency;

provided that each of the foregoing investments shall mature no later than the day specified in the related SUBI Supplement, and shall be required to be held to such maturity.

    None of the foregoing will be considered a Permitted Investment if:

    (i) it constitutes a certificated security, bankers' acceptance, commercial paper, negotiable certificate of deposit or other obligation that constitutes an "instrument" within the meaning of
            Section 9-105(1)(i) of the UCC and is susceptible of physical delivery unless it is transferred to the Titling Trustee, a Securitization Trustee or its Financial Intermediary in accordance with Sections 8-313(1)(a), 8-313(1)(d)(i) or 8-313(1)(g) of the UCC, and such trustee obtains evidence that any such property that is in registrable form has been registered in its name or the name of its Financial Intermediary, its custodian or its nominee;

    (ii) it constitutes a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, unless, in accordance with applicable law, (A) a book-entry registration thereof is made to an appropriate book-entry account maintained with a Federal Reserve Bank by the Titling Trustee, a Securitization Trustee or by a custodian therefor, (B) a deposit advice or other written confirmation of such book-entry registration is issued to such trustee or custodian, (C) any such custodian makes entries in its books and records identifying that such book-entry security is held through the Federal Reserve System pursuant to federal book-entry regulations and belongs to such trustee and indicating that such custodian holds such Permitted Investment solely as agent for such Trustee, (D) such trustee makes entries in its books and records establishing that it holds such security solely as Titling Trustee or Securitization Trustee for the Titling Trust or the related Securitization Trust, as the case may be, and (E) any additional or alternative procedures as may hereafter become necessary to effect complete transfer of ownership thereof to such trustee are satisfied, consistent with changes in applicable law or regulations or the interpretation thereof; or

    (iii) it constitutes an uncertificated security under Article 8 of the UCC that is not governed by clause (ii) above, unless the transfer to, and ownership thereof by, the Titling Trustee or Securitization Trustee, its Financial Intermediary, its custodian or its nominee by the issuer of such security is registered by the issuer thereof.

    Notwithstanding anything to the contrary contained in this definition, no Permitted Investment may be purchased at a premium and no Permitted Investment shall be an interest only instrument. Any of the foregoing which constitutes an uncertificated security shall not be considered a Permitted Investment if: (i) a notation of the right of the issuer thereof to a lien thereon is contained in the initial transaction statement therefor sent to the Titling Trustee; (ii) the Titling Trustee has notice or actual knowledge of (A) any restriction on the transfer thereof imposed by the issuer thereof, or (B) any adverse claim, or a notation of any such restriction or of any specific adverse claim as to which the issuer has a duty under the law of the state in which the Corporate Trust Office is located at the time of registration is contained in the initial transaction statement therefor sent to the Titling Trustee; or (iii) to the Titling Trustee's actual knowledge, a creditor has served legal process upon the issuer thereof at its chief executive office in the United States which legal process attempts to place a Lien thereon prior to the registration thereof in the name of the Titling Trustee.

    Moreover, none of the foregoing (except long term debt obligations of TMCC described in clause (h) above) will be a Permitted Investment with respect to amounts on deposit in the Certificateholders' Account unless by its own terms it matures on or before the Deposit Date succeeding the date of investment or it includes a demand, put or similar feature such that the Securitization Trustee (or the Servicer on behalf of the Securitization Trustee) is able to cause such investment to mature on or before such Deposit Date.

    For purposes of this definition, any reference to the highest available credit rating of an obligation shall mean the highest available credit rating for such obligation (excluding any "+" signs associated with such rating), or such lower credit rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to any Rated Certificates by such Rating Agency. Also for purposes of this definition, any reference to a Rating Agency refers only to a Rating Agency that has, at the request of the Grantor, rated securities issued in the specific securitized financing as to which this definition is being applied.

    "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated association, Governmental Authority or any other entity.

    "PLAN" means an "employee benefit plan," as such term is defined in Section 3(3) of ERISA.

    "PREPAYMENT" means, with respect to any Contract other than a Charged-off Contract, payment to the Servicer of 100% of the Discounted Principal Balance of such Contract, including an amount equal to the Booked Residual Value of the related Leased Vehicle.

    "PRINCIPAL COLLECTIONS" means, with respect to any Collection Period, all Collections allocable to the principal component of any Contract, discounted to the extent such Contract is a Discounted Contract.

    "RATED CERTIFICATES" means the securities of any class or series issued in a Securitized Financing that has been rated by a Rating Agency at the request of the Grantor.

    "RATING AGENCY" means each nationally recognized statistical rating organization that rates a security in a Securitized Financing at the request of the Grantor as of the related Closing Date and continues to do so.

    "REGISTRAR OF TITLES" means any applicable department, agency or official in a State responsible for accepting applications for, and maintaining records regarding, Certificates of Title and liens thereon.

    "REQUIRED RATING" means a rating on commercial paper or other short term unsecured debt obligations of Prime-1 by Moody's so long as Moody's is a Rating Agency and A-1+ by Standard & Poor's so long as Standard & Poor's is a Rating Agency; and any requirement that deposits or debt obligations have the "Required Rating" shall mean that such deposits or debt obligations have the foregoing required ratings from Moody's and Standard & Poor's.

    "RESIDUAL UTI CERTIFICATE" has the meaning set forth in Section 11.02 of the UTI Supplement.

    "RESIDUAL UTI UNIT" has the meaning set forth in Section 11.01 of the UTI Supplement.

    "RESIDUAL VALUE" means the actual Liquidation Proceeds, net of Liquidation Expenses, received with respect to the disposition of any Leased Vehicle, whether at maturity of the related Contract or otherwise, and whether or not such Residual Value exceeds the Booked Residual Value.

    "RESIDUAL VALUE INSURANCE POLICY" means Residual Value Insurance Policy number RVI 97001 issued effective October 1, 1996 by Toyota Motor Insurance Corporation of Vermont, in favor of the Titling Trust and naming TMCC as additional insured and reinsured by RVI Guaranty Co., Ltd.

    "RESPONSIBLE OFFICER" means an officer of the Titling Trustee or Securitization Trustee assigned to the relevant Corporate Trust Office, including the President, any Vice President, any trust officer, the corporate Secretary and any assistant corporate Secretary or any other officer performing functions similar to those performed by the persons who at the time shall be such officers, and any other officer thereof to whom a matter is referred because of his or her knowledge of and familiarity with the particular subject.

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SECURITIZATION TRUSTEE" means any trustee appointed as such under the Transaction Documents with respect to any Securitized Financing.

    "SECURITIZED FINANCING" means (i) any financing transaction of any sort undertaken by the related Beneficiary based on or secured by, directly or indirectly, Titling Trust Assets, the UTI or any UTI Unit, any SUBI or any interest in any of the foregoing, (ii) any sale by a Beneficiary of any interest in one or more SUBIs or (iii) any other asset securitization, secured loan or similar transaction involving Titling Trust Assets or any beneficial interest therein or in the Titling Trust.

    "SECURITY DEPOSIT" means the security deposit, reconditioning reserve or similar deposit paid by an Obligor at the time of origination of the related Contract; provided that the Titling Trust Assets shall include such deposits only to the extent actually applied to cover excess wear and tear charges or may otherwise lawfully be retained by the Titling Trust as lessor or its agents in respect of fees, charges or reimbursable advances, payments or expenses thereby under the related Contract.

    "SERVICER" means TMCC, in its capacity as servicer under the Titling Trust Agreement, or any successor to TMCC in such capacity.

    "SERVICER EXPENSES" means all reasonable amounts expended by the Servicer in connection with its performance of its duties under the Titling Trust Agreement, including those incurred in connection with the preparation, execution and delivery of all legal documentation relating to the formation of the Titling Trust and the servicing of the UTI Assets prior to the creation of the first SUBI, the making of any requisite license or other applications, filings and related filing fees in connection with the commencement of origination of leases and the recordation of related certificates of title in the name of the Titling Trust and the perfection of security interests therein or the registration of any offering of securities in any Securitized Financing, the costs and expenses of preparing and delivering servicing, tax and other reports as set forth in the Titling Trust Agreement and the costs and expenses of providing any monitoring, billing and collection services with respect thereto, in each case including any reasonable attorneys' fees and expenses, and in each case excluding any costs and expenses to be paid out of the Servicing Fee specified in any supplement to the Titling Trust Agreement.

    "SERVICER REIMBURSEMENT" means the amount of any required reimbursement to the Servicer of Servicer Expenses on a Closing Date or any other date (whether a Distribution Date or otherwise) specified in the Transaction Documents with respect to a Securitized Financing.

    "SERVICER'S CERTIFICATE" means a certificate of an officer or other authorized signatory of the Servicer completed and executed pursuant to Section 5.01(b) of the related SUBI Servicing Supplement.

    "SERVICING FEE" means (a) prior to the creation of the first SUBI, zero and (b) after the creation of the first SUBI, the sum of each SUBI Servicing Fee specified in a SUBI Supplement plus during any UTI Collection Period for which TMCC is the Servicer, 1.00% of the outstanding balances of the Contracts in the UTI Portfolio.

    "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Incorporated, and its successors.

    "STATE" means any state of the United States, the District of Columbia and the Commonwealth of Puerto Rico in which, pursuant to the Origination Criteria, a UTI Eligible Contract may be originated.

    "SUBI" means any "special unit of beneficial interest" in the Titling Trust comprised of a beneficial interest in a SUBI Sub-Trust.

    "SUBI ACCOUNT" means, with respect to a SUBI, the SUBI Collection Account or the SUBI Lease Funding Account.

    "SUBI ASSETS" means, with respect to any SUBI, those Titling Trust Assets that are identified as relating to and allocated to such SUBI by the Titling Trustee upon the written direction of the UTI Beneficiary pursuant to the Titling Trust Agreement and related SUBI Supplement.

    "SUBI BENEFICIARY" means any Beneficiary that is a Beneficiary because it is the holder or pledgee of a SUBI Certificate.

    "SUBI CERTIFICATE" means, with respect to a SUBI, each of the certificates evidencing such SUBI, substantially in the form included as an exhibit to each SUBI Supplement, executed and delivered pursuant to the related SUBI Supplement.

    "SUBI COLLECTION ACCOUNT" means, with respect to a SUBI, any account denominated as such that is established and maintained in accordance with the related SUBI Supplement and SUBI Servicing Supplement.

    "SUBI COLLECTION PERIOD" means, with respect to any SUBI, the period identified as the "Collection Period" in the related Transaction Documents.

    "SUBI LEASE FUNDING ACCOUNT" means, with respect to a SUBI, any account denominated as such that is established and maintained in accordance with the related SUBI Supplement and SUBI Servicing Supplement.

    "SUBI PORTFOLIO" means, with respect to any SUBI, the related Contracts and Leased Vehicles comprising the related SUBI Assets.

    "SUBI SERVICING SUPPLEMENT" means any agreement supplementing the servicing provisions of the Titling Trust Agreement that is executed by TMCC, the Titling Trustee and one or more other parties in connection with a Securitized Financing.

    "SUBI SUB-TRUST" means a separate Sub-Trust of the Titling Trust (other than the UTI Sub-Trust) that is established at the direction of the UTI Beneficiary on the books and records of the Titling Trust by the Titling Trustee and that is accounted for separately within the Titling Trust. The Titling Trustee shall from time to time, as directed in writing by the UTI Beneficiary, and subject to Section 3.01(d) of the Titling Trust Agreement, identify or cause to be identified on the books and records of the Titling Trust one or more separate Sub-Trusts to be accounted for separately within the Titling Trust (each, a "SUBI Sub-Trust") and identify and allocate, or cause to be identified and allocated, to such SUBI Sub-Trust on such books and records certain Titling Trust Assets that are not then allocated to another SUBI Sub-Trust. Upon such allocation, such related SUBI Assets shall no longer be assets of, or allocated to, the UTI (unless and until specifically reallocated to the UTI from that SUBI in accordance with the related SUBI Supplement). Each SUBI shall constitute a separate series of the Titling Trust pursuant to Section 3806(b)(2) of the Delaware Act and shall represent the beneficial interest in such SUBI and the SUBI Assets allocated thereto from time to time. Each SUBI shall be represented by one or more separate SUBI Certificates issued pursuant to the related SUBI Supplement. The Titling Trustee shall issue each SUBI Certificate to or upon the order of the UTI Beneficiary.

    "SUBI SUPPLEMENT" means any of the one or more supplements to the Titling Trust Agreement, substantially in the form attached thereto as an exhibit, the execution and delivery of which by the UTI Beneficiary and the Titling Trustee in accordance with Section 3.01(c) of the Titling Trust Agreement will effect the creation of a SUBI.

    "SUB-TRUST" means any of the sub-trusts of the Titling Trust established by the Titling Trustee as directed by the UTI Beneficiary from time to time, and to which the Titling Trustee will allocate Titling Trust Assets identified by the UTI Beneficiary, having the name and beneficiaries designated by the UTI Beneficiary and being a separate series of the Titling Trust pursuant to Section 3806(b)(2) of the Delaware Act.

    "TITLE DOCUMENTS" with respect to any Leased Vehicle means the related Certificate of Title and all related or ancillary documents or instruments necessary for the recordation or transfer of title in each relevant jurisdiction.

    "TITLING TRUST" means Toyota Lease Trust, a Delaware business trust, formed pursuant to the Titling Trust Agreement.

    "TITLING TRUST AGREEMENT" means the Trust and Servicing Agreement dated as of October 1, 1996, among TMCC, TMTT, Inc., as Titling Trustee, and, for certain limited purposes, First Bank, as Trust Agent, as amended and restated by the Amended and Restated Trust and Servicing Agreement also dated as of October 1, 1996 among TMCC, TMTT, Inc., as Titling Trustee, and, for certain limited purposes, First Bank, as Trust Agent.

    "TITLING TRUST ASSETS" means: (i) any capital contributed by the Grantor;
(ii) the Contracts and all proceeds thereof; (iii) the Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Residual Value of each Leased Vehicle, whether realized through the exercise by Obligors of purchase options under the Contracts, the proceeds of sale of the Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly) under any related Insurance Policy (to the extent not applied to repair or otherwise paid to a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices) or as a subsidy or other funding of any modification of the related Residual Value; (iv) all of the Titling Trust's rights with respect to any Contract or Leased Vehicle, including the right to enforce and to proceeds arising from all Dealer repurchase obligations arising under Dealer Agreements;
(v) all of TMCC's rights (but not its obligations) with respect to any Contract or Leased Vehicle, including the right to enforce and to proceeds arising from all Dealer repurchase obligations arising under Dealer Agreements; (vi) any Insurance Policy and rights thereunder or proceeds therefrom relating to any of the Contracts, Leased Vehicles or payments of the related Obligors with respect thereto; (vii) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related Contract, to the extent not applied to making repairs to the related Leased Vehicle or paid to a third party or Governmental Authority in accordance with the Servicer's normal servicing practices; and (viii) all proceeds of any of the foregoing.

    "TITLING TRUSTEE" means TMTT, Inc., in its capacity as such under the Titling Trust Agreement, and any successor thereto in such capacity appointed pursuant to the Titling Trust Agreement.

    "TITLING TRUSTEE ACCOUNTS" means any of the separate UTI Collection Account, Lease Funding Account, SUBI Collection Account and/or SUBI Lease Funding Account established by the Titling Trustee with respect to the UTI or the related SUBI as described in the Titling Trust Agreement and the related SUBI Supplement and SUBI Servicing Supplement. Each such account maintained with respect to Rated Certificates shall be an Eligible Account.

    "TITLING TRUSTEE STOCK" means the issued and outstanding capital stock of the Titling Trustee, together with any additional capital stock of the Titling Trustee that may be issued from time to time.

    "TITLING TRUST EXPENSES" means the aggregate of the Titling Trustee's compensation and other Administrative Expenses with respect to the Titling Trust, including those due under Section 6.13 of the Titling Trust Agreement.

    "TLI" means Toyota Leasing, Inc. and its successors.

    "TMCC" means Toyota Motor Credit Corporation, a California corporation, its successors and assigns.

    "TMS" means Toyota Motor Sales U.S.A., Inc., a California corporation, its successors and assigns.

    "TRANSACTION DOCUMENTS" means and includes the Titling Trust Agreement, the UTI Supplement and, with respect to any Securitized Financing involving the creation of a SUBI, the related SUBI Supplement, SUBI Servicing Supplement, SUBI Certificate(s), any agreement transferring ownership or other interests in the related SUBI and SUBI Certificate, the related Securitization Trust Agreement, indenture, trust agreement or similar instrument governing the securitization of such SUBI and any securities offered or sold that are secured by interests in the related SUBI, and any other documents ancillary thereto, in each case as the same may be amended, supplemented or modified from time to time but only to the extent that any such amendment, supplement or modification relates to such SUBI.

    "TRANSFEROR" means TLI in its capacity as transferor under any Securitization Trust Agreement and each other related Transaction Document.

    "TRUST AGENCY AGREEMENT" means any of the one or more agency agreements entered into by the Titling Trustee in furtherance of its execution of any of the trusts or powers under the Titling Trust Agreement or performance of any duties under the Titling Trust Agreement either directly or by or through agents or attorneys or one or more custodians as set forth in the Titling Trust Agreement. In addition, with respect to any Securitization Trustee, Trust Agency Agreement means any of the one or more agency agreements entered into by such Securitization Trustee in furtherance of its execution of any of the trusts or powers under the related Securitization Trust Agreement or performance of any duties under such Securitization Trust Agreement either directly or by or through agents or attorneys or one or more custodians as set forth in such Securitization Trust Agreement.

    "TRUST AGENT" means any of the one or more Persons, including any Affiliate of the Titling Trustee or any Securitization Trustee, engaged by the Titling Trustee or such Securitization Trustee pursuant to a Trust Agency Agreement.

    "TRUST ASSET TRANSFER" means the allocation to a SUBI Sub-Trust of Titling Trust Assets not then allocated to any other SUBI Sub-Trust pursuant to Section 3.01(c) of the Titling Trust Agreement.

    "TRUST STATES" initially means California, Florida, Michigan, Ohio and Pennsylvania and after the date of this Agreement, means those States and such other States as designated in writing from time to time to the Titling Trustee by the Grantor in which Dealers are regularly originating Contracts and assigning them to the Titling Trust as contemplated by the Titling Trust Agreement.

    "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction.

    "UNITED STATES" means the United States of America, its territories and possessions and areas subject to its jurisdiction.

"UNDIVIDED TRUST INTEREST" or "UTI" means the exclusive, undivided beneficial interest in all Titling Trust Assets (including Contracts and Leased Vehicles), other than SUBI Assets, held by the UTI Beneficiary.

    "UNDIVIDED TRUST INTEREST CERTIFICATE" or "UTI CERTIFICATE" means the one or more trust certificates (together with any replacements thereof) issued by the Titling Trust at the direction of the UTI Beneficiary substantially in the form attached as an exhibit to the form of UTI Supplement.

    "UTI ACCOUNT" means any of the separate UTI Collection Accounts and/or Lease Funding Account established by the Titling Trustee with respect to the UTI pursuant to Section 12.01 of the UTI Supplement.

    "UTI ASSETS" means all Titling Trust Assets that have not been allocated to a SUBI Sub-Trust.

    "UTI BENEFICIARY" means TMCC, in its capacity as the initial beneficiary of the Titling Trust on the date of the UTI Supplement, and its successors and assigns (exclusive of any pledgee of a UTI Pledge).

    "UTI COLLECTION ACCOUNT" means the separate account established by the Titling Trustee with respect to the UTI pursuant to Section 12.01 of the UTI Supplement.

    "UTI COLLECTION PERIOD" with respect to any Distribution Date, means the preceding calendar month.


    "UTI CONTRACT" means any Contract that is an asset of the UTI Sub-Trust.

    "UTI ELIGIBLE CONTRACT" means a Contract as to which the following criteria are satisfied as of the date the Contract is originated and assigned by the relevant Dealer to the Titling Trust:

            (a) that was originated (i) by a Dealer, (ii) in the ordinary course of its retail business, (iii) pursuant to a Dealer Agreement, and
    (iv) in compliance with the customary underwriting standards employed by the Grantor in originating leases for its own account;

            (b) which Contract and the related Leased Vehicle are free of all liens and other interests (including tax liens, mechanics liens and liens that arise by operation of law, but excluding any Administrative
    Lien);

            (c) that was originated in compliance with, and complies with, all material applicable legal requirements, including, to the extent applicable, the Federal Consumer Credit Protection Act (including the Consumer Leasing Act), as amended, Regulation M of the Board of Governors of the Federal Reserve System, as amended, all State leasing and consumer protection laws and all State and federal usury, fair credit billing, fair credit reporting, equal credit opportunity, and fair debt collection practices laws;

            (d) as to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained effected or given by the originator of such Contract in connection with (i) the origination of such Contract, (ii) the execution, delivery and performance by such originator of such Contract and (iii) the acquisition by the Titling Trust of such Contract and the related Leased Vehicle have been duly obtained, effected or given and were in full force and effect as of such date of creation or acquisition;

            (e) that is the legal, valid and binding full-recourse payment obligation of the Obligor thereunder, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

            (f) that, according to the records of the Grantor, is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor thereunder to payment of the amounts due thereunder, and no such right of rescission, setoff, counterclaim or other defense has been asserted or threatened;

            (g) as to which each of the originating Dealer, the Servicer and the Titling Trust has satisfied all obligations required to be fulfilled on its part;

            (h) that is payable solely in United States dollars in the United States;

            (i) the Obligor of which is a Person located in one of the United States and is not the Grantor, the Transferor or any of their respective Affiliates;

            (j) that requires the Obligor thereunder to maintain in full force and effect during the term of such Contract a public liability and a comprehensive and collision physical damage Insurance Policy, with coverage in amounts not less than that required by applicable State law, and that includes a term requiring such Insurance Policy to name the Titling Trust, the Titling Trustee or an agent of the Titling Trust on behalf of the Titling Trust as a "loss payee" and an "additional insured";

            (k) the related Leased Vehicle of which is titled in the name of the Titling Trust or the Titling Trustee on behalf of the Titling Trust (or properly completed applications for such title have been submitted to the appropriate titling authority) and all transfer and similar taxes imposed in connection therewith have been paid;

            (l) that is fully assignable and that does not require the consent of the Obligor thereunder as a condition to any transfer, sale or assignment of the rights of the originator under such Contracts;

            (m) that is a "true lease", as opposed to a lease intended as security, under the laws of the State in which it was originated as such laws relate to the perfection of security interests therein;

            (n) that meets the Origination Criteria and, in the case of any Contract included in a SUBI Portfolio, meets any Additional Origination Criteria specified in the related SUBI Supplement;

            (o) that was fully and properly executed by the parties thereto and, upon conveyance to the Titling Trust pursuant to the Titling Trust Agreement, shall have been validly assigned by the originating Dealer to the Titling Trust in accordance with the terms of the Dealer Agreement under which it was originated and immediately thereafter shall be owned by the Titling Trust;

            (p) that is substantially identical to one of the forms of Contract attached to the UTI Supplement (or such other form as may be approved from time to time by TMCC in the ordinary course of business);

            (q) as to which the information set forth in the Schedule of Contracts and Leased Vehicles with respect to such Contract and related Leased Vehicle as of such Cutoff Date is true and correct in all material respects;

            (r) the Obligor under which Contract, according to the records of the Servicer, has not filed or had filed against it any petition for relief, rearrangement of its debts or other protection from its creditors under any State or federal bankruptcy or insolvency laws, except as otherwise permitted by the Origination Criteria;

            (s) in respect of which the Grantor has taken no action such that such Contract has been satisfied, subordinated, amended, waived, restricted, rescinded, held to be invalid or unenforceable, altered or modified in any respect, except (i) to the extent that such action (A) does not render such Contract not in conformity with any other criteria for an Eligible Contract, and (B) was made in accordance with the Grantor's obligations under the Titling Trust Agreement, and (ii) if such action was made pursuant to a document, instrument or writing, such document, instrument or writing is included in the related Contract Documents;

            (t) as to which the Grantor, consistent with its standard underwriting procedures, has reviewed and verified the material information contained in the related Contract application;

            (u) as to which, according to the records of the Grantor, no default, breach, violation or event permitting acceleration under the terms of the Contract exists, and no continuing condition that, with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Contract has arisen, the Grantor has not waived any of the foregoing, and the related Leased Vehicle has not been repossessed without reinstatement;

            (v) that has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Contract under its terms or pursuant to which transfers of the Contracts or of the related Certificates of Title are unlawful, void or voidable;

            (w) as to which there is only one executed original, which will be conveyed by the Dealer to the Titling Trustee or to the Grantor or Servicer as the agent of the Titling Trustee, in each case on behalf of the Titling Trust;

            (x)    that constitutes "chattel paper" as defined in the UCC;

            (y) that was originated without any fraud or misrepresentation on the part of the Grantor;

            (z) as to which all taxes of any nature or description whatsoever relating thereto that are due and owing as of the date of origination have been paid or provided for in full except for (i) any state transfer taxes payable in connection with the transfer of any Contracts to the Titling Trustee and (ii) similar transfer taxes to which the Titling Trustee has consented to; and

            (aa) as to which the related Leased Vehicle was a new vehicle (which may be a dealer demonstrator vehicle driven fewer than 20,000 miles) or used vehicle (four model years old or less at the time of origination of the related Contract, and which may be a certified used vehicle or manufacturers' program vehicle), whether an automobile, light duty truck, minivan or sports utility vehicle. As used in this clause (bb), certified used vehicle means a vehicle purchased by a dealer, reconditioned and certified to meet certain Toyota or Lexus required standards and sold or leased with an extended warranty, and manufacturers' program vehicle means a vehicle that has been sold to a rental car company, repurchased by the manufacturer and subsequently purchased by a dealer to sell or lease as a current model year or one year old used vehicles with 20,000 miles or less.

    "UTI LEASED VEHICLE" means any Leased Vehicle that is an asset of the UTI Sub-Trust.

    "UTI PLEDGE" means a pledge of and grant of a security interest in the UTI and UTI Certificate, or any interest therein, in connection with any Securitized Financing, and the terms and conditions thereof set forth in the related documentation.

    "UTI PORTFOLIO" means the Contracts and Leased Vehicles comprising the Undivided Trust Interest.

    "UTI SUB-TRUST" means the separate Sub-Trust of the Titling Trust containing all Titling Trust Assets that have not been allocated to any SUBI Sub-Trust.

    "UTI SUPPLEMENT" means any of the one or more supplements or amendments to the Titling Trust Agreement, substantially in the form attached thereto as an exhibit, the execution and delivery of which by the UTI Beneficiary and the Titling Trustee in accordance with Section 3.01(b) of the Titling Trust Agreement will effect the creation of a UTI.

    "UTI UNIT CERTIFICATE" has the meaning described in Section 11.02 of the UTI Supplement.

    "UTI UNIT" has the meaning described in Section 11.01 of the UTI
Supplement.

                    ANNEX OF SUPPLEMENTAL DEFINITIONS

      Unless otherwise specified in the agreement to which this Annex of Supplemental Definitions is attached or which refers to this Annex of Supplemental Definitions, the following terms have the indicated meanings. In the event of a conflict between a definition set forth both herein and in the Annex of Definitions, that set forth herein shall prevail. Terms defined herein but not directly or indirectly used or referenced in any agreement shall not be deemed to have any meaning or significance with respect to such agreement.

      "1998-B CONTRACTS" means the Contracts allocated to the 1998-B SUBI and 1998-B SUBI Sub-Trust pursuant to the 1998-B SUBI Supplement, including Subsequent Contracts allocated during the Revolving Period.

      "1998-B LEASED VEHICLES" means the Leased Vehicles allocated to the 1998-B SUBI and 1998-B SUBI Sub-Trust pursuant to the 1998-B SUBI Supplement, including Subsequent Leased Vehicles allocated during the Revolving Period.

      "1998-B SECURITIZATION TRUST" means the Toyota Auto Lease Trust 1998-B created by the 1998-B Securitization Trust Agreement, the estate of which consists or will consist of (i) the 1998-B SUBI Certificate, the 1998-B SUBI Assets evidenced thereby and all monies due and to become due thereunder from and after the Cutoff Date; (ii) such monies as are from time to time deposited in each of the 1998-B SUBI Accounts (excluding any proceeds of the Residual Value Insurance Policies which are the property of the Beneficiary of the 1998-B SUBI Insurance Certificate and are not subject to the Lien of the 1998-B Securitization Trust Agreement); (iii) all rights accruing to the holder of the 1998-B SUBI Certificate as a third-party beneficiary of the Titling Trust Agreement, the 1998-B SUBI Supplement, the 1998-B Servicing Supplement and certain amounts held in the Reserve Fund; and (iv) all proceeds of the foregoing.

      "1998-B SECURITIZATION TRUST AGREEMENT" means that certain Securitization Trust Agreement, dated as of September 1, 1998, between the Transferor and 1998-B Securitization Trustee, pursuant to which the 1998-B SUBI Certificate will be transferred to the 1998-B Securitization Trustee, in that capacity, in connection with the Securitized Financing of the 1998-B SUBI.

      "1998-B SECURITIZATION TRUSTEE" means U.S. Bank National Association, in its capacity as trustee under the 1998-B Securitization Trust Agreement and any successor trustee appointed thereunder.

      "1998-B SUBI" means the SUBI created pursuant to the 1998-B SUBI
Supplement.

      "1998-B SUBI ACCOUNT" means each or any of the 1998-B SUBI Collection Account, the 1998-B SUBI Certificateholders' Account and the 1998-B SUBI Lease Funding Account.

      "1998-B SUBI ASSETS" means the 1998-B Contracts, 1998-B Leased Vehicles and related Titling Trust Assets allocated to the 1998-B SUBI and 1998-B SUBI Sub-Trust pursuant to the 1998-B SUBI Supplement, including those allocated during the Revolving Period.

      "1998-B SUBI CERTIFICATE" means the certificate issued by the Titling Trust pursuant to the 1998-B SUBI Supplement evidencing beneficial interests in the assets of the 1998-B SUBI other than proceeds of the Residual Value Insurance Policies evidenced by the 1998-B SUBI Insurance Certificate.

      "1998-B SUBI CERTIFICATEHOLDERS' ACCOUNT" means the account established by the 1998-B Securitization Trustee pursuant to the 1998-B Securitization Trust Agreement for the benefit of the Investor Certificateholders pursuant to the 1998-B Securitization Trust Agreement.

      "1998-B SUBI COLLECTION ACCOUNT" means the SUBI Collection Account established by the 1998-B Securitization Trustee pursuant to the 1998-B SUBI Supplement and designated as the "1998-B SUBI Collection Account".

      "1998-B SUBI INSURANCE CERTIFICATE" means the SUBI Certificate issued by the Titling Trust pursuant to the 1998-B SUBI Supplement evidencing beneficial interests in the assets of the 1998-B SUBI that are proceeds of the Residual Value Insurance Policies insofar as such Insurance Policies relate to the 1998-B Leased Vehicles and the 1998-B Contracts.

      "1998-B SUBI LEASE FUNDING ACCOUNT" means the SUBI Lease Funding Account, if any, established pursuant to Section 17.02 of the 1998-B SUBI Supplement.

      "1998-B SUBI PORTFOLIO" means the SUBI Portfolio that includes the 1998-B Contracts and 1998-B Leased Vehicles allocated to the 1998-B SUBI and 1998-B SUBI Sub-Trust pursuant to the 1998-B SUBI Supplement.

      "1998-B SUBI PURCHASE AND SALE AGREEMENT" means the 1998-B SUBI Certificate Purchase and Sale Agreement, dated as of September 1, 1998, pursuant to which TMCC will sell to the Transferor, without recourse, all of its right, title and interest in and to the 1998-B SUBI, the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate and all proceeds thereof.

      "1998-B SUBI SECURITIES ACCOUNT" means the account established by U.S. Bank National Association in its capacity as SUBI Securities Intermediary pursuant to the 1998-B SUBI Securities Account Control Agreement, dated as of September 1, 1998.

      "1998-B SUBI SERVICING SUPPLEMENT" means the Servicing Supplement to the Titling Trust Agreement dated as of September 1, 1998, and relating to the servicing of the 1998-B SUBI.

      "1998-B SUBI SUB-TRUST" means the SUBI Sub-Trust created pursuant to the 1998-B SUBI Supplement including as its assets the 1998-B SUBI Portfolio and the related Titling Trust Assets.

      "1998-B SUBI SUPPLEMENT" means the SUBI Supplement to the Titling Trust Agreement dated as of September 1, 1998 pursuant to which the Titling Trustee, at the direction of the UTI Beneficiary, creates the 1998-B SUBI Sub-Trust and the 1998-B SUBI and issues the 1998-B SUBI Certificate.

      "ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Monthly Allocation Date following the termination of the Revolving Period, the portion of the Investor Percentage of Interest Collections in respect of the related Collection Period that remains after required allocations and applications have been made, including required deposits into the Reserve Fund up to but not exceeding the product of (i) one-twelfth of 0.25% and (ii) the Aggregate Net Investment Value as of the last day of such Collection Period.

      "ACCUMULATION DATE" means the earliest to occur of August 1, 1999, the calendar day on which an Accumulation Event occurs, or the calendar day on which a Liquidation Event occurs.

      "ACCUMULATION EVENT" means any of the following events:

      (i) failure by the Servicer (a) to make any payment or deposit required with respect to the 1998-B SUBI or the Investor Certificates under the 1998-B Securitization Trust Agreement, the Titling Trust Agreement or the 1998-B Servicing Supplement, within ten Business Days after the date the payment or deposit is required to be made, or (b) to deliver a Servicer's Certificate within ten Business Days after any Determination Date, which failure continues unremedied for three Business Days from the Servicer's receipt of notice thereof from the 1998-B Securitization Trustee, the Titling Trustee or any other Person;

      (ii) failure by the Transferor or the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Transferor or the Servicer set forth in the 1998-B Securitization Trust Agreement, the Titling Trust Agreement or the 1998-B Servicing Supplement (other than as described in clause (i) above), which failure materially and adversely affects the rights of the holder of the 1998-B SUBI Certificate or of the Investor Certificateholders and which continues unremedied and continues to affect materially and adversely the rights of the holder of the 1998-B SUBI Certificate or of the Investor Certificateholders for a period of 60 days after the date on which written notice of such failure, is given (a) to the Transferor or the Servicer, as the case may be, by the 1998-B Securitization Trustee or the Titling Trustee, or (b) to the Transferor or the Servicer, as the case may be, and to the 1998-B Securitization Trustee, by the Holders of Investor Certificates evidencing not less than 25% of the Voting Interests of the Class A Certificates and the Class B Certificates, voting together as a single Class;

      (iii) failure to cure the inaccuracy of any representation or warranty made by TMCC in the Titling Trust Agreement or by the Transferor in the 1998-B Securitization Trust Agreement, or the representation and warranty made by the Servicer in Section 2.01 of the 1998-B Servicing Supplement or any certificate given pursuant to Section 5.01 of the 1998-B Servicing Supplement, shall prove to have been incorrect in any material respect when made or given, as a result of which the interests of the holder of the 1998-B SUBI or of the Investor

Certificateholders are materially and adversely affected and which continues to be incorrect in any material respect and continues to materially and adversely affect the interests or rights of the holder of the 1998-B SUBI or of the Investor Certificateholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, is given to TMCC, the Transferor or the Servicer, as the case may be, by the Trustee or the Titling Trustee; PROVIDED, HOWEVER, that an Accumulation Event pursuant to this subparagraph (iii) shall not be deemed to have occurred hereunder with respect to any breach of warranty by the Servicer under Section 3.01(c) or 3.02(b) of the 1998-B SUBI Servicing Supplement, if the Servicer has made the Reallocation Payment contemplated by Section 3.03 of the 1998-B Servicing Supplement and has reallocated the relevant 1998-B Contract and 1998-B Leased Vehicle to the UTI Portfolio within the time provided therefor;

      (iv) any Lien, other than Liens permitted under the 1998-B Securitization Trust Agreement, the Titling Trust Agreement or the 1998-B Servicing Supplement, shall be created on or extend to or otherwise arise upon or burden the 1998-B SUBI, the 1998-B SUBI Certificate, or the 1998-B Contracts or the 1998-B Leased Vehicles, or any part thereof or any interest therein or the proceeds thereof, and not be released within 60 days thereafter;

      (v) the Servicer determines on (i) October 12, 1998 or (ii) the last day of any calendar month (commencing in November, 1998) that the amount of Principal Collections and reimbursed Loss Amounts and Certificate Principal Loss Amounts for the preceding Collection Period (or, in the case of October 12, 1998, for the period from July 1, 1998 through September 30, 1998) that have not been reinvested in Subsequent Contracts and Subsequent Leased Vehicles as of the first day of such month exceeds $1,000,000;

      (vi)     an Event of Servicing Termination; or

      (vii) if on any Monthly Allocation Date the aggregate amount withdrawn from the Reserve Fund and deposited into the 1998-B SUBI Collection Account or the 1998-B SUBI Certificateholders' Account on or prior to such Monthly Allocation Date (without giving effect to any deposits into the Reserve Fund) exceeds $2,749,842.61 (i.e., 0.25% of the Aggregate Net Investment Value as of the Cutoff Date).

      "ACCUMULATION PERIOD" means, with respect to any Class of Investor Certificates, the period from the earlier of the Accumulation Date or the day on which an Accumulation Event occurs through the related Targeted Maturity Date.

      "ADDITIONAL LOSS AMOUNT" means, with respect to any Collection Period, an amount equal to the sum of (a) all amounts of losses incurred in respect of any uninsured liability to third parties (I.E., litigation risk) on the part of the Titling Trust that is ultimately borne by the 1998-B SUBI Assets during such Collection Period, whether such liability is incurred (i) with respect to the 1998-B SUBI Assets and is therefore allocated to the 1998-B SUBI Assets pursuant to the 1998-B SUBI Supplement, (ii) with respect to the Titling Trust Assets generally and a pro rata portion of such liability is allocated to the 1998-B SUBI Assets pursuant to the Titling Trust Agreement or (iii) with respect to UTI Assets or Other SUBI Assets if such UTI Assets or Other SUBI Assets are insufficient to pay such liability and a portion thereof is therefore allocated to the 1998-B SUBI pursuant to the Titling Trust Agreement and (b) all monies reserved within the

1998-B SUBI Collection Account against future losses in respect of such liabilities by the Servicer on behalf of the 1998-B Securitization Trustee as of the last day of such Collection Period.

      "ADDITIONAL LOSS CONTRACT" means, with respect to any SUBI Portfolio, a Contract included in such SUBI Portfolio that has been sold or otherwise disposed of by the Servicer, acting on behalf of the Titling Trust, to pay an Additional Loss Amount with respect to the related SUBI.

      "ADJUSTED CLASS A-1 CERTIFICATE BALANCE" means the Initial Class A-1 Certificate Balance less: (i) amounts allocated and deposited into the Certificateholders' Account in respect of the Adjusted Class A-1 Certificate Balance; (ii) without duplicating the foregoing amounts paid to the Class A Certificateholders in respect of the Adjusted Class A-1 Certificate Balance; and (iii) the amount of unreimbursed Certificate Principal Loss Amounts allocated thereto.

      "ADJUSTED CLASS A-2 CERTIFICATE BALANCE" means the Initial Class A-2 Certificate Balance less: (i) amounts allocated and deposited into the Certificateholders' Account in respect of the Adjusted Class A-2 Certificate Balance; (ii) without duplicating the foregoing, amounts paid to the Class A Certificateholders in respect of the Adjusted Class A-2 Certificate Balance; and (iii) the amount of unreimbursed Certificate Principal Loss Amounts allocated thereto.

      "ADJUSTED CLASS A-3 CERTIFICATE BALANCE" means the Initial Class A-3 Certificate Balance less: (i) amounts allocated and deposited into the Certificateholders' Account in respect of the Adjusted Class A-3 Certificate Balance; (ii) without duplicating the foregoing, amounts paid to the Class A Certificateholders in respect of the Adjusted Class A-3 Certificate Balance; and (iii) the amount of Certificate Principal Loss Amounts allocated thereto.

      "ADJUSTED CLASS B CERTIFICATE BALANCE" means the Initial Class B Certificate Balance less: (i) amounts allocated and deposited into the Certificateholders' Account in respect of the Adjusted Class B Certificate Balance; (ii) without duplicating the foregoing, amounts paid to the Class B Certificateholders in respect of the Adjusted Class B Certificate Balance; and (iii) the amount of unreimbursed Certificate Principal Loss Amounts allocated thereto.

      "ADJUSTED INVESTOR BALANCE" means the sum of the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance and the Adjusted Class B Certificate Balance.

      "AGGREGATE NET INVESTMENT VALUE" means, as of any day, the sum of (i) the aggregate of the Discounted Principal Balances of all 1998-B Contracts at such date, each such Discounted Principal Balance being derived from the Schedule of Contracts and Leased Vehicles as in effect on such date (PROVIDED that as of the last day of any Collection Period, there shall be eliminated from the Schedule of Contracts and Leased Vehicles for the purpose of this definition (including the determination at any subsequent time of the Aggregate Net Investment Value as of the last day of any Collection Period) each 1998-B Contract that became a Charged-off Contract, Liquidated Contract, Matured Contract or Additional Loss Contract before the end of such Collection Period), (ii) the aggregate of the Residual Values of those 1998-B Leased Vehicles that are covered by Matured Contracts to the extent such Matured Contracts have been terminated within the three immediately preceding Collection Periods, but which Leased Vehicles have not been sold or otherwise disposed of as of the last day of the most recent Collection Period for no more than three full Collection Periods, each such Residual Value being derived from the Schedule of Contracts and Leased Vehicles as in effect on such date plus certain related charges, and (iii) During the Revolving Period, the aggregate amount of Principal Collections and reimbursed Loss Amounts and Certificate Principal Loss Amounts that have not been reinvested in additional 1998-B Contracts and 1998-B Leased Vehicles pursuant to Section
3.02 of the 1998-B Servicing Supplement. As of the Cutoff Date, the Aggregate Net Investment Value was $1,099,937,045.30.

      "AGGREGATE NET LOSSES" means, with respect to a Collection Period, an amount equal to the aggregate Discounted Principal Balances of all 1998-B Contracts that became Charged-off Contracts during such Collection Period minus the sum of (i) Net Liquidation Proceeds collected during such Collection Period with respect to all Charged-off Contracts and (ii) the portion of amounts subsequently received in respect of Charged-off Contracts designated as such in prior Collection Periods.

      "ANNEX OF DEFINITIONS" means the Annex of Definitions attached to the Titling Trust Agreement.

      "AVAILABLE INTEREST" means, with respect to any Monthly Allocation Date, an amount equal to the sum of (i) the Investor Percentage of Interest Collections for the related Collection Period less any portion of such Interest Collections used to reimburse Advances and any Nonrecoverable Advances after application of Principal Collections for such reimbursements plus (ii) investment income (net of investment losses) on Permitted Investments of amounts deposited in the 1998-B SUBI Certificateholders' Account in respect of the Class A-1 Monthly Interest Accrual Amount, Class A-2 Monthly Interest Accrual Amount, Class A-3 Monthly Interest Accrual Amount or the Class B Monthly Interest Accrual Amount and on any any Interest Carryover Shortfalls allocated to any such Class.

      "BENEFIT PLAN" means employee benefit plan, trust or account subject to Title I of ERISA, or subject to Section 4975 of the Code, or a governmental plan defined in section 3(22) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code.

      "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York or San Francisco, California are authorized or obligated by law, regulation, executive order or governmental decree to be closed; provided that (i) solely for the purposes of identifying any Certificate Payment Date with respect to the making of payments on the Class A-1, Class A-2 and Class A-3 Certificates in Luxembourg or any other jurisdiction in which payments are to be made by a paying agent there located, "Business Day" shall also exclude any day on which banking institutions located in that jurisdiction are authorized or obligated by law, regulation, governmental order or decree to be closed, whether or not payments are made in any other jurisdictions on such Certificates on such date. This definition of "Business Day" supersedes the definition of "Business Day" set forth in the Annex of Definitions attached to the Titling Trust Agreement whenever used with respect to the 1998-B SUBI, or proceeds thereof, or the identification of any Monthly Allocation Date, Certificate Payment Date, Distribution Date, Determination Date or Deposit Date in relation to or affecting the 1998-B Securitization Trust, the Investor Certificates or any 1998-B SUBI Account.

      "CAPPED CONTINGENT AND EXCESS LIABILITY PREMIUMS" means, with respect to any Monthly Allocation Date, an amount sufficient to pay or reserve for payment of one twelfth of the portion of the annual premium payable on the Contingent and Excess Liability Insurance Policies allocable to the 1998-B SUBI, up to but not exceeding $300,000 in any calendar year.

      "CAPPED SECURITIZATION TRUST ADMINISTRATIVE EXPENSES" means, with respect to any Monthly Allocation Date, the 1998-B Securitization Trustee's compensation, the reasonable fees and disbursements of the Transferor's accountants and attorneys and other Administrative Expenses with respect to the 1998-B Securitization Trust payable or reimbursable thereto on such Monthly Allocation Date under the 1998-B Securitization Trust Agreement, including those due under Section 6.05 of the 1998-B Securitization Trust Agreement; provided that the amount so payable and/or reimbursable on such Monthly Allocation Date, taken together with all such compensation and Administrative Expenses paid or reimbursed since the beginning of the calendar year in which such Monthly Allocation Date occurs, will not exceed $75,000 (or $125,000 in a calendar year in which a Liquidation Event occurs).

      "CAPPED TITLING TRUST ADMINISTRATIVE EXPENSES" means, with respect to any Monthly Allocation Date, one-twelfth of the aggregate of the Titling Trustee's compensation and other Administrative Expenses with respect to the Titling Trust allocable to the 1998-B SUBI and payable or reimbursable thereto on such Monthly Allocation Date under the 1998-B Securitization Trust Agreement, including those due under Section 6.13 of the Titling Trust Agreement; provided that the amount so payable and/or reimbursable on such Monthly Allocation Date, taken together with all such compensation and Administrative Expenses paid or reimbursed since the beginning of the calendar year in which such Monthly Allocation Date occurs, will not exceed $100,000.00 in any calendar year.

      "CEDEL BANK" means Cedel Bank, societe anomyme.

      "CERTIFICATE DISTRIBUTION AMOUNT" means, with respect to any Monthly Allocation Date and any Class of Certificates, the aggregate of the amounts being allocated and applied or paid to the Holders thereof on such date.

      "CERTIFICATE OWNER" means, with respect to the Class A Certificates, any Person holding or owning a beneficial interest therein, whether or not such Person is a Holder.

      "CERTIFICATE PAYMENT DATE" means, with respect to any Class of Investor Certificates, (i) prior to the related Targeted Maturity Date, on each Monthly Allocation Date in March and September (with respect to applications and payments in respect of interest related items with respect to the Class A and Class B Certificates, (ii) the related Targeted Maturity Date with respect to applications and payments in respect of interest and principal related items with respect to the Class A and Class B Certificates, (iii) if the related Class is not paid in full on the related Targeted Maturity Date, each subsequent Monthly Allocation Date in March and September (but for the Class B Certificates, each subsequent Monthly Allocation Date) until the Monthly Allocation Date on which the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance or Adjusted Class B Certificate Balance is reduced to zero, as appropriate, and
(iv) in connection with the exercise by the Transferor of its option to repurchase the 1998-B SUBI Certificate, the Monthly Allocation Date on which the Transferor will make payment for the repurchase of the 1998-B SUBI Certificate (on which the amount described in clause (ii) will be allocable and payable).

      "CERTIFICATE PRINCIPAL LOSS AMOUNTS" means, with respect to the relevant Class of Certificates on any Monthly Allocation Date, the aggregate amount of Loss Amounts allocated to the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance or Adjusted Class B Certificate Balance, as the case may be, pursuant to Section
3.01 of the 1998-B Securitization Trust Agreement, less any reimbursement thereof from amounts withdrawn from the Reserve Fund, Transferor Amounts or Available Interest applied to cover such Loss Amounts in accordance with Article III of the 1998-B Securitization Trust Agreement.

      "CERTIFICATE REGISTER" means the register of Class B Certificateholders maintained by the 1998-B Securitization Trustee pursuant to Section 4.03 of the 1998-B Securitization Trust Agreement.

      "CERTIFICATE REGISTRAR" means the 1998-B Securitization Trustee unless a successor thereto is appointed pursuant to Section 4.03 of the 1998-B Securitization Trust Agreement.

      "CERTIFICATEHOLDER" or "HOLDER" means (i) with respect to the Class A Certificates, a person in physical possession of a definitive Class A Certificate, and (ii) with respect to the Class B Certificates, the Person in whose name such Class B Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the 1998-B Securitization Trust Agreement, the interest evidenced by any Certificate held by or registered in the name of the Transferor, TMCC, or any Person controlling, controlled by or under common control with the Transferor or TMCC, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

      "CERTIFICATES" means, collectively, the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class B Certificates and the Transferor Certificate.

      "CHARGE-OFF RATE" means, with respect to any Collection Period, the Aggregate Net Losses with respect to 1998-B Contracts that became Charged-off Contracts during such Collection Period expressed, on an annualized basis, as a percentage of the average of (i) the Aggregate Net Investment Value on the last day of the immediately preceding Collection Period and (ii) the Aggregate Net Investment Value on the last day of such Collection Period.

      "CHARGED-OFF AMOUNT" means, with respect to any Collection Period, the aggregate of the Discounted Principal Balances of all 1998-B Contracts that became Charged-off Contracts during such Collection Period, less any related Net Charged-off Vehicle Proceeds.

      "CHARGED-OFF CONTRACT" means a 1998-B Contract (i) with respect to which the related 1998-B Leased Vehicle has been repossessed and sold or otherwise disposed of or (ii) which has been written off by the Servicer in accordance with its normal policies for writing off lease contracts other than with respect to repossession.

      "CHARGED-OFF VEHICLE EXPENSES" means, with respect to any Collection Period, all reasonable out-of-pocket expenses incurred by the Servicer during such Collection Period in connection with the repossession of Repossessed Leased Vehicles or other vehicles that were covered by Charged-off Contracts, including, without limitation, any unpaid Monthly Payments, any unpaid payments of taxes, vehicle registration charges, clearance of parking tickets and similar items, and any expenses and charges payable by the Obligors not paid thereby or paid by the Servicer on behalf of Obligors.

      "CHARGED-OFF VEHICLE PROCEEDS" with respect to any Collection Period, means proceeds received in connection with the sale or other disposition of Repossessed Leased Vehicles or other vehicles that were covered by Charged-off Contracts, if any, that have been repossessed or returned to the Servicer or its agent during such Collection Period or any prior Collection period, in each case through the date of disposition of the related Leased Vehicle.

      "CLASS A CERTIFICATEHOLDER" means any Holder of or Certificate Owner with respect to a Class A-1 Certificate, Class A-2 Certificate or Class A-3 Certificate, as indicated by the context.

      "CLASS A CERTIFICATES" means the Class A-1, Class A-2 and Class A-3 Certificates.

      "CLASS A-1 CERTIFICATE" means one of the Certificates executed by the 1998-B Securitization Trustee and authenticated by the 1998-B Securitization Trustee, or a duly appointed authenticating agent, in substantially the form of a Class A-1 Certificate set forth as an exhibit in the 1998-B Securitization Trust Agreement.

       "CLASS A-1 CERTIFICATEHOLDER" means any Holder of or Certificate Owner with respect to a Class A-1 Certificate, as indicated by the context.

      The "CLASS A-1 INTEREST CARRYOVER SHORTFALL" with respect to any Monthly Allocation Date will equal the excess, if any, of (x) the aggregate amount of interest accrued on the Class A-1 Certificates at the Class A-1 Rate during the related Monthly Interest Period, plus any outstanding Class A-1 Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date, over
(y) the aggregate of the amounts of Available Interest and net investment income on Permitted Investments of amounts deposited in the Certificateholders' Account in respect of the Adjusted Class A-1 Certificate Balance allocated and applied or paid for the benefit of Class A-1 Certificateholders in respect of interest on such Monthly Allocation Date.

      "CLASS A-1 MONTHLY INTEREST ACCRUAL AMOUNT" means the amount of interest that accrues during a Monthly Interest Period at the Class A-1 Rate on the sum of the Adjusted Class A-1 Certificate Balance and unreimbursed Certificate Principal Loss Amounts previously allocated thereto.

      "CLASS A-1 RATE" means [________]% per annum.

       "CLASS A-1 STATED MATURITY DATE" means August 25, 2002.

       "CLASS A-1 TARGETED MATURITY DATE" means October 25, 2000, or if such day is not a Business Day, the next succeeding Business Day.

      "CLASS A-2 CERTIFICATE" means one of the Certificates executed and authenticated by the 1998-B Securitization Trustee, or a duly appointed authenticating agent, in substantially the form set forth as an exhibit in the 1998-B Securitization Trust Agreement.

       "CLASS A-2 CERTIFICATEHOLDER" means any Holder of or Certificate Owner with respect to a Class A-2 Certificate, as indicated by the context.

      The "CLASS A-2 INTEREST CARRYOVER SHORTFALL" with respect to any Monthly Allocation Date will equal the excess, if any, of (x) the aggregate amount of interest accrued on the Class A-2 Certificates at the Class A-2 Rate during the related Monthly Interest Period, plus any outstanding Class A-2 Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date, over
(y) the aggregate of the amounts of Available Interest and net investment income on Permitted Investments of amounts deposited in the Certificateholders' Account in respect of the Adjusted Class A-2 Certificate Balance allocated and applied or paid for the benefit of Class A-2 Certificateholders in respect of interest on such Monthly Allocation Date.

       "CLASS A-2 MONTHLY INTEREST ACCRUAL AMOUNT" means the amount of interest that accrues during a Monthly Interest Period at the Class A-2 Rate on the sum of the Adjusted Class A-2

Certificate Balance and unreimbursed Certificate Principal Loss Amounts previously allocated thereto.

      "CLASS A-2 RATE" means [_______]% per annum.

      "CLASS A-2 STATED MATURITY DATE" means September 25, 2002.

      "CLASS A-2 TARGETED MATURITY DATE" means September 25, 2001, or if such day is not a Business Day, the next succeeding Business Day.

      "CLASS A-3 CERTIFICATE" means one of the Certificates executed and authenticated by the 1998-B Securitization Trustee, or a duly appointed authenticating agent, in substantially the form set forth as an exhibit in the 1998-B Securitization Trust Agreement.

       "CLASS A-3 CERTIFICATEHOLDER" means any Holder of or Certificate Owner with respect to a Class A-3 Certificate, as indicated by the context.

      The "CLASS A-3 INTEREST CARRYOVER SHORTFALL" with respect to any Monthly Allocation Date will equal the excess, if any, of (x) the aggregate amount of interest accrued on the Class A-3 Certificates at the Class A-3 Rate during the related Monthly Interest Period, plus any outstanding Class A-3 Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date, over
(y) the aggregate of the amounts of Available Interest and net investment income on Permitted Investments of amounts deposited in the Certificateholders' Account in respect of the Adjusted Class A-3 Certificate Balance allocated and applied or paid for the benefit of Class A-3 Certificateholders in respect of interest on such Monthly Allocation Date.

      "CLASS A-3 MONTHLY INTEREST ACCRUAL AMOUNT" means the amount of interest that accrues during a Monthly Interest Period at the Class A-3 Rate on the sum of the Adjusted Class A-3 Certificate Balance and unreimbursed Certificate Principal Loss Amounts previously allocated thereto.

      "CLASS A-3 RATE" means [________]% per annum.

      "CLASS A-3 STATED MATURITY DATE" means December 25, 2003.

      "CLASS A-3 TARGETED MATURITY DATE" means February 25, 2002, or if such day is not a Business Day, the next succeeding Business Day.

      "CLASS B CERTIFICATE" means any one of the Certificates executed by the 1998-B Securitization Trustee and authenticated by the 1998-B Securitization Trustee, or a duly appointed authenticating agent, in substantially the form of a Class B Certificate set forth as an exhibit in the 1998-B Securitization Trust Agreement.

      "CLASS B CERTIFICATEHOLDER" means any Holder of or Certificate Owner with respect to a Class B Certificate, as indicated by the context.

      The "CLASS B INTEREST CARRYOVER SHORTFALL" with respect to any Monthly Allocation Date will equal the excess, if any, of (x) the aggregate amount of interest accrued on the Class B Certificates at the Class B Rate during the related Monthly Interest Period, plus any outstanding Class B Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date, over (y) the aggregate of the amounts of Available Interest and net investment income on Permitted Investments of amounts deposited in the Certificateholders' Account in respect of the Adjusted Class B Certificate Balance allocated and applied or paid for the benefit of Class B Certificateholders in respect of interest on such Monthly Allocation Date.

      "CLASS B MONTHLY INTEREST ACCRUAL AMOUNT" means the amount of interest that accrues during a Monthly Interest Period at the Class B Rate on the sum of the Adjusted Class B Certificate Balance and unreimbursed Certificate Principal Loss Amounts previously allocated thereto.

      "CLASS B RATE" means [________]% per annum.

      "CLASS B STATED MATURITY DATE" means December 25, 2004.

      "CLASS B TARGETED MATURITY DATE" means September 25, 2003.

      "CLOSING DATE" means [_______________________1998].

      "COLLECTION PERIOD" with respect to each Monthly Allocation Date, means the preceding calendar month. With respect to the Monthly Allocation Date in September 1998, amounts collected by the Servicer during July and August 1998 will be allocated and used to make applications and payments on such Monthly Allocation Date pursuant to the priorities set forth herein as though all such amounts had been collected during the Collection Period of August 1998 .

      "COLLECTIONS" means with respect to any Collection Period, all net collections received in respect of the 1998-B Contracts and 1998-B Leased Vehicles during such Collection Period, such as Monthly Payments (including previously collected Payments Ahead that represent Monthly Payments due during such Collection Period), Prepayments, Advances, Reallocation Payments, Reallocation Deposit Amounts, Net Matured Leased Vehicle Proceeds, Net Charged-off Vehicle Proceeds and other Net Liquidation Proceeds, less (i) amounts representing Payments Ahead with respect to future Collection Periods and (ii) Additional Loss Amounts in respect of such Collection Period and excluding any proceeds of Residual Value Insurance Policies.

      "CORPORATE TRUST OFFICE" means the principal office of the Titling Trustee, the Trust Agent and the 1998-B Securitization Trustee at which its corporate trust business shall be administered. The Corporate Trust Office of the Titling Trustee, Trust Agent and the 1998-B Securitization Trustee is located at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601,
Attention: Toyota Lease Trust.  After [______________________

1998], the Corporate Trust Office for any of the Titling Trustee, the Trust Agent and the Securitization Trustee or any successor thereto may be changed by delivering a notice in writing of the new address of the corporate office to the Servicer and the Beneficiaries.

      "COUPON AMOUNT" means the amount of interest payable on the presentation and surrender of an interest coupon for any Class A Certificate for the relevant Interest Period.

      "CURRENT CONTRACT" means a 1998-B Contract that is not a Charged off Contract, a Liquidated Contract, a Matured Contract or an Additional Loss Contract.

      "CURRENT LIABILITY" means, with respect to any Plan, the present value of the accrued benefits under the Plan, as set forth in the most recent audited consolidated financial statements of TMS and its subsidiaries.

      "CUTOFF DATE" means July 1, 1998.

      "DEFERRAL FEE" means any fee paid by an Obligor in connection with the deferral of all or any portion of a Scheduled Monthly Payment, as specified in the related 1998-B Contract.

      "DEFINITIVE CERTIFICATES" means any Certificates not outstanding in book-entry form.

      "DELINQUENCY PERCENTAGE" means, with respect to a Collection Period, (i) the number of all outstanding 1998-B Contracts 60 days or more delinquent (after taking into account permitted deferrals) as of the last day of such Collection Period (excluding 1998-B Contracts as to which the 1998-B Leased Vehicle has been sold or otherwise disposed of during such Collection Period), determined in accordance with the Servicer's normal practices, plus (ii) the number of Repossessed Leased Vehicles that have not been sold or otherwise disposed of (to the extent the related 1998-B Contract is not otherwise reflected in clause (i) above), expressed as a percentage of the aggregate number of 1998-B Contracts that are Current Contracts on the last day of such Collection Period.

      "DEPOSIT DATE" means the Business Day immediately preceding each Monthly Allocation Date.

      "DETERMINATION DATE" means the nineteenth day of each month, or if such day is not a Business Day, the next succeeding Business Day.

      "DISCOUNTED CONTRACT" means a 1998-B Contract with a Lease Rate less than 9.00% per annum.

      "DISCOUNTED PRINCIPAL BALANCE" means (i) with respect to any Discounted Contract, an amount equal to the sum of all remaining Monthly Payments on such 1998-B Contract paid on a timely basis, plus the Booked Residual Value of the related Leased Vehicle, discounted by the Discount Rate, and (ii) with respect to any other 1998-B Contract, its Outstanding Principal Balance at such time.

      "DISCOUNT RATE" means 9.00% per annum.

      "ELIGIBLE CONTRACT" means a Contract which satisfies the criteria specified in the definition of "Eligible Contract" set forth in the Annex of Definitions as of the date of the 1998-B SUBI Supplement, and also satisfies the following criteria as of such date:

          (a) such Contract was originated in the United States, after December 6, 1996, in the case of the Initial Contracts, and on or before June 1, 1998, in the case of the Subsequent Contracts and has a Maturity Date on or after December 6, 1998, and no later than May 1, 2003, in the case of the Initial Contracts, and no later than June 1, 2003, in the case of the Subsequent Contracts;

          (b) such Contract was not more than 60 days past due as of the Cutoff Date or the related Transfer Date, as the case may be, and has not been deferred more than 4 times or extended by more than 12 months in the aggregate (or by more than sixteen months with the inclusion of any deferrals) or otherwise modified except in accordance with the Servicer's normal credit and collection policies and practices;

          (c) such Contract is not an asset of any SUBI other than the 1998-B SUBI; and

          (d) such Contract is a closed-end lease contract having an original scheduled maturity of not more than 60 months, will have been written for a "capitalized cost" (which may exceed the manufacturer's suggested retail price), plus a lease charge which is based on the Lease Rate and will provide for equal monthly payments required to be made by the Obligor thereunder within 30 days after the billing date for such payment that, when allocated between principal and the lease charge at the Lease Rate on a constant yield basis, will be sufficient to amortize the capitalized cost over the term of the Contract to an amount equal to the Booked Residual Value and provides that such Contract will allow the related Obligor voluntarily to terminate such Contract by paying the related Payoff Amount.

      "EUROCLEAR" means the Euroclear System.

      "EVENT OF SERVICING TERMINATION" means any of the following events:

      (i) failure by the Servicer to deliver to the Titling Trustee for allocation and application or payment to holders of interests in the 1998-B SUBI or to the 1998-B Securitization Trustee for required payments in respect of the Investor Certificates, which failure continues unremedied for three Business Days after discovery of such failure by an officer of the Servicer or receipt by the Servicer of notice thereof from the 1998-B Securitization Trustee, the Titling Trustee or Holders of Certificates evidencing not less than 25% of the Voting Interests of the Class A Certificates and the Class B Certificates, voting together as a single class, or failure, for any reason, of the 1998-B Securitization Trust to pay in full any Class of Investor Certificates on the related Stated Maturity Date which failure is not cured within ten Business Days;

      (ii) failure by the Servicer to deliver to the Titling Trustee or the 1998-B Securitization Trustee any report relating to the 1998-B SUBI Sub-Trust and required to be delivered to it pursuant to the 1998-B Servicing Supplement within ten Business Days after discovery or written notice thereof as described in clause (i) above;

      (iii) failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Titling Trust Agreement or 1998-B Servicing Supplement which failure materially and adversely affects the rights of holders of interests in the SUBI or the Certificateholders and which continues unremedied for 90 days after discovery or written notice thereof as described in clause (i) above;

      (iv) the occurrence of an Insolvency Event with respect to the Servicer;

      (v) any representation, warranty or statement of the Servicer made in the 1998-B Servicing Supplement or any certificate, report or other writing delivered pursuant thereto or to any related Transaction Document shall prove to be incorrect in any material respect as of the time when the same shall have been made and such circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured within 30 days after discovery or written notice thereof as described in clause (i) above as a result of which the interests of the holder of the 1998-B SUBI Certificate or of the Investor Certificateholders are materially and adversely affected and which continues to be incorrect in any material respect and continues to materially and adversely affect the interests of the holder of the 1998-B SUBI or of the Certificateholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, is given (i) to TMCC, the Transferor or the Servicer, as the case may be, by the 1998-B Securitization Trustee or the Titling Trustee, or
(ii) to TMCC, the Transferor or the Servicer, as the case may be, and to the 1998-B Securitization Trustee by the Holders of Investor Certificates evidencing not less than 25% of the Voting Interests of the Class A Certificates and the Class B Certificates, voting together as a single Class;

      (vi) the Servicer shall have failed to make an Advance (other than any Nonrecoverable Advance) at the time and in the amount required by Section 4.05 of the 1998-B Servicing Supplement, which failure continues for five Business Days after discovery of such failure by an officer of the Servicer or within three Business Days after discovery or written notice thereof as described in clause (i) above; or

      (vii) the Servicer shall have failed to perform its obligations under the 1998-B Servicing Supplement with respect to maintenance of the Contingent and Excess Liability Insurance Policies.

      Notwithstanding the foregoing, a delay or failure in the performance referred to under clause (i) or (vi) above for a period of ten Business Days, or referred to in clause (ii) above for a period of 20 Business Days, or referred to in clause (v) for a period of 90 days, or referred to in clause (vii) for a period of 60 days, shall NOT constitute an Event of Servicing Termination if such delay or failure in performance arises from an event or circumstance of force majeure.

      "EXCESS AMOUNTS" means, with respect to any Monthly Allocation Date, the amount distributable to the Transferor (unless otherwise applied on a Monthly Allocation Date) specified in Section 3.01(d)(xiv) of the 1998-B Securitization Trust Agreement.

      "HOLDER"  See definition of Certificateholder.

      "INDENTURE" means that certain Indenture dated as of September 1, 1998, between TMCC and U.S. Bank National Association, as trustee.

      "INDENTURE TRUSTEE" means U.S. Bank National Association in such capacity under the Indenture, or any successor trustee appointed as such pursuant to the Indenture.

      "INITIAL CLASS A-1 CERTIFICATE BALANCE" means $335,000,000.

      "INITIAL CLASS A-2 CERTIFICATE BALANCE" means $575,000,000.

      "INITIAL CLASS A-3 CERTIFICATE BALANCE" means $96,400,000.

      "INITIAL CLASS B CERTIFICATE BALANCE" means $71,538,000.

      "INITIAL CONTRACTS" means the 1998-B Contracts listed on the Schedule of Contracts and Leased Vehicles delivered on the Closing Date.

      "INITIAL INVESTOR BALANCE" means the sum of the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance, the Initial Class A-3 Certificate Balance, and the Initial Class B Certificate Balance.

      "INTEREST COLLECTIONS" with respect to any Collection Period, means generally an amount equal to the amount by which Collections exceed Principal Collections with respect to such Collection Period.

      "INTEREST PAYMENT PERIOD" for each Class of Certificates and any Certificate Payment Date means the period from and including the 25th day of the calendar month that includes the preceding Certificate Payment Date to but excluding the 25th day of the calendar month that includes the current Certificate Payment Date, except that the first Interest Payment Period for each Class of Certificates will be the period from and including the Closing Date to but excluding March 25, 1999. Each Interest Payment Period will generally be comprised of six Monthly Interest Periods until the related Targeted Maturity Date. Thereafter, the related Interest Payment Period will generally be comprised of one Monthly Interest Period.

      "INTEREST PERIOD" means the related Monthly Interest Period or Semi-Annual Interest Period as indicated by the context.

      "INVESTOR CERTIFICATEHOLDER" means any Class A Certificateholder or Class B Certificateholder.

      "INVESTOR CERTIFICATE" means any Class A Certificate or Class B
Certificate.

      "INVESTOR PERCENTAGE" means, with respect to any Collection Period:

      (i) with respect to Interest Collections and Loss Amounts allocable to the 1998-B SUBI, the percentage equivalent of a fraction (not to exceed 100%), the numerator of which is the Adjusted Investor Balance as of the last day of the immediately preceding Collection Period (or, in the case of the first Collection Period, the Initial Investor Balance), and the denominator of which is the Aggregate Net Investment Value on the last day of the immediately preceding Collection Period (or, in the case of the first Collection Period, the Cutoff Date); and

      (ii) with respect to Principal Collections allocable to the 1998-B SUBI, the percentage equivalent of a fraction (not to exceed 100%), the numerator of which is the Adjusted Investor Balance and the denominator of which is the Aggregate Net Investment Value, calculated in each case as of the last day of the last Collection Period that commenced during the Revolving Period.

      "LIQUIDATED CONTRACT" means a 1998-B Contract that has been the subject of a Prepayment in full, regardless of whether all or any part of such payment has been made by the Obligor under the related 1998-B Lease, the Servicer pursuant to the 1998-B Servicing Supplement, or an insurer pursuant to an Insurance Policy.

      "LIQUIDATION EVENT" means the occurrence of either (i) an Insolvency
Event or (ii) the Trust or the Titling Trust becoming subject to registration as an investment company for purposes of the Investment Company Act of 1940.

      "LIQUIDATION EXPENSES" means, with respect to any Collection Period, reasonable out-of-pocket expenses incurred by the Servicer in connection with the realization of the full amounts due or to become due under any 1998-B Contract, including Charged-off Vehicle Expenses, Matured Leased Vehicle Expenses and other expenses incurred in connection with the sale or other disposition of a 1998-B Leased Vehicle, whether upon repossession or upon return of a 1998-B Leased Vehicle related to a Matured Contract or Charged-off Contract, any collection effort (whether or not resulting in a lawsuit against the Obligor under such 1998-B Contract) or any application for Insurance Proceeds.

      "LIQUIDATION PROCEEDS" with respect to any Collection Period, means the sum of all amounts received in connection with the realization of the amounts due under any 1998-B Contract through the date of such disposition, including, without limitation, all Matured Leased Vehicle Proceeds and Charged-off Vehicle Proceeds received by the Servicer during such Collection Period.

      "LOSS AMOUNT" means, with respect to any Monthly Allocation Date, an amount equal to the sum of any Charged-off Amount, Residual Value Loss Amount and Additional Loss Amount for the related Collection Period.

      "MATURED CONTRACT" means any 1998-B Contract that (i) has been terminated not more than 30 days prior to the termination date specified therein, as such termination date may have been deferred or extended by the Servicer in accordance with its normal servicing procedures and in compliance with the 1998-B Servicing Supplement, or (ii) has been terminated 31 or more days prior to the termination date specified therein, as such termination date may have been deferred or extended as described in clause (i), and as to which all scheduled Monthly Payments have been made by or on behalf of the related Obligor.

      "MATURED LEASED VEHICLE EXPENSES" means, with respect to any Collection Period, all reasonable out-of-pocket expenses incurred by the Servicer during such Collection Period in connection with the realization of Matured Leased Vehicle Proceeds, including any unpaid payments of taxes, vehicle registration charges, clearance of parking tickets and similar items and expenses and charges payable by the Obligors or paid by the Servicer on behalf of Obligors, any unpaid Monthly Payments and the expenses in connection with the disposition of such vehicle incurred by the Servicer in accordance with its standard procedures and practices.

      "MATURED LEASED VEHICLE INVENTORY" means, with respect to any date, each 1998-B Leased Vehicle that is the subject of a Matured Contract that has been terminated within the three immediately preceding Collection Periods, but which remains unsold and not otherwise disposed of by the Servicer for no more than three full Collection Periods as of the last day of the most recent Collection Period.

      "MATURED LEASED VEHICLE PROCEEDS" means, with respect to any Collection Period, all proceeds received by the Servicer during such Collection Period from the sale or other disposition of 1998-B Leased Vehicles that are the subject of Matured Contracts, including payments for excess mileage and excess wear and tear, in each case through the date of disposition of the related 1998-B Leased Vehicles.

      "MATURITY ADVANCE" means any advance made by the Transferor for the purpose of reducing the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance or Adjusted Class B Certificate Balance to zero, or to reimburse Loss Amounts or Certificate Principal Loss Amounts allocated thereto, on the related Targeted Maturity Date or any subsequent relevant Certificate Payment Date if the aggregate of other amounts available in the 1998-B SUBI Certificateholders' Account, the 1998-B SUBI Collection Account or from other sources to be paid as principal thereof pursuant to Section 3.01 of the 1998-B Securitization Trust Agreement are insufficient to reduce such Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance or Adjusted Class B Certificate Balance to zero on such date and to reimburse all Loss Amounts and Certificate Principal Loss Amounts previously allocated thereto.

      "MONTHLY ALLOCATION DATE" means the day on which Collections in respect of the 1998-B Contracts and 1998-B Leased Vehicles represented by the SUBI are allocated, and shall occur on the twenty-fifth day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) commencing on September 25, 1998.

      "NET CHARGED-OFF VEHICLE PROCEEDS" means, with respect to any Collection Period, the aggregate Charged-off Vehicle Proceeds net of the aggregate Charged-off Vehicle Expenses for such Collection Period.

      "NET INSURANCE PROCEEDS" means, with respect to any Collection Period,
(i) recoveries pursuant to each Insurance Policy obtained and maintained by an Obligor pursuant to a 1998-B Contract (or payment by TMCC of the deductibles as to which it has indemnified the Securitization Trust), (ii) recoveries pursuant to the Contingent and Excess Liability Insurance

Policies to the extent they relate to the 1998-B Contracts or 1998-B Leased Vehicles and (iii) amounts paid by any insurer under any other insurance policies relating to the 1998-B Contracts or the related 1998-B Leased Vehicles, in each case net of certain sums applied to the repair of the related Leased Vehicles and, in all cases, excluding the proceeds of any Residual Value Insurance Policies, the proceeds of which will be a SUBI Asset but will not be transferred by the Transferor to the Trust.

      "NET LIQUIDATION PROCEEDS" means, with respect to any Collection period, all Liquidation Proceeds net of all Liquidation Expenses for such Collection Period.

      "NET MATURED LEASED VEHICLE PROCEEDS" means, with respect to any Collection Period, all Matured Leased Vehicle Proceeds net of all Matured Leased Vehicle Expenses.

      "NONRECOVERABLE ADVANCE" means any Advance that, in the Servicer's reasonable judgment, may not be ultimately recoverable by the Servicer from Net Liquidation Proceeds or otherwise (excluding proceeds of any Residual Value Insurance Policy).

      "OTHER SUBI" means any SUBI other than the 1998-B SUBI.

      "OTHER SUBI ASSETS" means the SUBI Assets allocated to any SUBI other than the 1998-B SUBI.

      "OTHER SUBI CERTIFICATE" means any SUBI Certificate other than the 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate.

      "OUTSTANDING ADVANCES" means, with respect to a 1998-B Contract and the last day of a Collection Period, the sum of all Advances made with respect thereto on or prior to such date, minus any portion of subsequent Collections applied to reimburse such Advances.

      "PAYOFF AMOUNT" means the amount owed by the related Obligor under any 1998-B Contract upon termination more than thirty days prior to maturity where such Obligor is not in default and does not exercise its option to purchase the related 1998-B Leased Vehicle, determined by (i) adding all unpaid Monthly Payments and any incidental charges owing under such 1998-B Contract, less unearned lease charges to the Residual Value, (ii) subtracting the actual wholesale price or the wholesale price otherwise determined by TMCC, as servicer, in a commercially reasonable manner or by third party appraisal (if elected by the Obligor), and (iii) applying the Security Deposit, if any, to reduce any deficiency.

      "PERCENTAGE INTEREST" means, as to any Investor Certificate, the percentage obtained by dividing the outstanding principal balance of such Investor Certificate by the Class Certificate Balance of the related class; PROVIDED, HOWEVER, that where the Percentage Interest is relevant in determining whether the vote of the requisite percentage of Investor Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the aggregate Percentage Interest shall be deemed to be reduced by the amount equal to the Percentage Interest (without giving effect to this provision) represented by the interests evidenced by any such Investor Certificate that is registered in the name of the Transferor, TMCC or any person controlling, controlled by or under common control with the Transferor or TMCC.

      "PERMITTED INVESTMENTS" means as used in the 1998-B SUBI Supplement, the 1998-B SUBI Servicing Supplement, the 1998-B Securitization Trust Agreement and the Titling Trust Agreement with respect to any investments to be made with respect to any 1998-B SUBI Assets or proceeds thereof, (notwithstanding the definition of "Permitted Investments" set forth in the Annex of Definitions), any one or more of the following instruments, obligations or securities, in each case subject to any further criteria specified in the related SUBI Supplement:

      (a) obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States, PROVIDED, HOWEVER, that any such obligations will not be Permitted Investments to the extent that the aggregate principal amount of such obligations held by the 1998-B Securitization Trustee on behalf of the 1998-B Securitization Trust or of all of the Titling Trust Assets shall exceed 50% of either the related Aggregate Net Investment Value or the aggregate unpaid principal balance or face amount, as the case may be, of all Permitted Investments so held thereby;

      (b) (i) general obligations of or obligations guaranteed by FNMA, PROVIDED, HOWEVER, that any such obligations will not be Permitted Investments to the extent that the aggregate principal amount of such obligations held by the 1998-B Securitization Trustee on behalf of the 1998-B Securitization Trust or of all of the Titling Trust Assets shall exceed 50% of either the related Aggregate Net Investment Value or the aggregate unpaid principal balance or face amount, as the case may be, of all Permitted Investments so held thereby or
(ii) any state of the United States, the District of Columbia or the Commonwealth of Puerto Rico then rated the highest available credit rating of each Rating Agency for such obligations;

      (c) certificates of deposit issued by any depository institution or trust company (including any Securitization Trustee) incorporated under the laws of the United States or of any state thereof, the District of Columbia or the Commonwealth of Puerto Rico and subject to supervision and examination by banking authorities of one or more of such jurisdictions, provided that the short-term unsecured debt obligations of such depository institution or trust company are then rated the highest available rating of each Rating Agency for such obligations;

      (d) certificates of deposit, demand or time deposits of, bankers' acceptances issued by, or federal funds sold by, any depository institution or trust company (including any Securitization Trustee) incorporated under the laws of the United States or any State and subject to supervision and examination by federal and/or State banking authorities and the deposits of which are fully insured by the Federal Deposit Insurance Corporation, so long as at the time of such investment or contractual commitment providing for such investment either such depository institution or trust company has the Required Rating (or if such investment will mature after more than one month, the long-term, unsecured debt of the issuer has the highest available rating from each Rating Agency) or such Securitization Trustee shall have received a letter from each Rating Agency to the effect that such investment would not result in the qualification, downgrading or withdrawal of the ratings then assigned to any Rated Certificates issued by the 1998-B Securitization Trust;

      (e) certificates of deposit issued by any bank, trust company, savings bank or other savings institution and fully insured by the FDIC having the Required Rating (or if such investment will mature after more than one month, the long-term, unsecured debt of the issuer has the highest available rating from each Rating Agency);

      (f) repurchase obligations held by the 1998-B Securitization Trustee that are acceptable to the 1998-B Securitization Trustee with respect to any security described in clauses (a), (b) or (g) hereof or any other security issued or guaranteed by any other agency or instrumentality of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (d) above (including the 1998-B Securitization Trustee); PROVIDED, HOWEVER, that repurchase obligations entered into with any particular depository institution or trust company (including the 1998-B Securitization Trustee) will not be Permitted Investments to the extent that the aggregate principal amount of such repurchase obligations with such depository institution or trust company held by the 1998-B Securitization Trustee on behalf of the 1998-B Securitization Trust or of all of the Titling Trust Assets shall exceed 10% of either the related Aggregate Net Investment Value or the aggregate unpaid principal balance or face amount, as the case may be, of all Permitted Investments so held thereby;

      (g) interests in any open-end or closed-end management type investment company or investment trust (i) registered under the Investment Company Act, the portfolio of which is limited to the obligations of, or guaranteed by, the United States and to agreements to repurchase such obligations, which agreements, with respect to principal and interest, are at least 100% collateralized by such obligations marked to market on a daily basis and the investment company or investment trust shall take delivery of such obligations either directly or through an independent custodian designated in accordance with the Investment Company Act and (ii) acceptable to each Rating Agency (as approved in writing by each Rating Agency) as collateral for securities having ratings equivalent to the ratings (as of the Closing Date) of the Rated Certificates issued by the 1998-B Securitization Trust, PROVIDED, HOWEVER, that any such interests will not be Permitted Investments to the extent that the aggregate principal amount of such interests held by the 1998-B Securitization Trustee on behalf of the 1998-B Securitization Trust or of all of the Titling Trust Assets shall exceed 50% of either the related Aggregate Net Investment Value or the aggregate unpaid principal balance or face amount, as the case may be, of all Permitted Investments so held thereby;

      (h) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State so long as at the time of such investment or contractual commitment providing for such investment (i) the long-term, unsecured debt of such corporation has the highest available rating from each Rating Agency, (ii) such corporation is TMCC or its successor or (iii) the 1998-B Securitization Trustee shall have received a letter from each Rating Agency to the effect that such investment would not result in the qualification, downgrading or withdrawal of the ratings then assigned to any Rated Certificates issued by the 1998-B Securitization Trust or commercial paper or other short-term debt earning the Required Rate;

      (i) money market funds so long as such funds are rated Aaa by Moody's
(so long as Moody's is a Rating Agency) and AAAm by Standard & Poor's (so long as Standard & Poor's is a Rating Agency), and any other fund for which the 1998-B Securitization Trustee or an Affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, provided that any shares of such funds have a credit rating of at least Aaa by Moody's (so long as Moody's is a Rating Agency) and AAAm by Standard & Poor's (so long as Standard & Poor's is a Rating Agency) and notwithstanding that (i) such Person charges and collects fees and expenses from such funds for services rendered, (ii) such Person charges and collects fees and expenses for services rendered pursuant to the 1998-B Securitization Trust Agreement or under the Trust Agency Agreement and (iii) services performed for such funds and pursuant to either such Agreement may converge at any time. Each of the Transferor and the Servicer hereby specifically authorizes the 1998-B Securitization Trustee or Titling Trustee or an Affiliate thereof to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses such Person may charge and collect for services rendered pursuant to either such Agreement; and

      (j) such other investments acceptable to each Rating Agency (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the ratings then assigned by such Rating Agency to any Rated Certificates issued by the 1998-B Securitization Trust;

provided that each of the foregoing investments shall mature no later than the day specified in the 1998-B SUBI Supplement, and shall be required to be held to such maturity.

      None of the foregoing will be considered a Permitted Investment if:

      (i) it constitutes a certificated security, bankers' acceptance, commercial paper, negotiable certificate of deposit or other obligation that constitutes "financial assets" within the meaning of Section 8-102(a)(9)(c) of the UCC unless a security entitlement with respect to such Permitted Investment has been created, in favor of the Titling Trustee or the 1998-B Securitization Trustee, as appropriate, in accordance with
          Section 8-501(b) of the UCC and the related securities intermediary has agreed not to comply with entitlement orders of any secured party other than the 1998-B Securitization Trustee or the Titling Trustee, as the case may be; or

      (ii) it constitutes a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, unless, in accordance with applicable law, (A) a book-entry registration thereof is made to an appropriate book-entry account maintained with a Federal Reserve Bank by the Titling Trustee or the 1998-B Securitization Trustee, as appropriate, or by a custodian therefor, (B) a deposit advice or other written confirmation of such book-entry registration is issued to such trustee or custodian, (C) any such custodian makes entries in its books and records identifying that such book-entry security is held through the Federal Reserve System pursuant to federal book-entry regulations and belongs to such trustee and indicating that such custodian holds such Permitted Investment solely as agent for the 1998-B Securitization Trustee or the Titling Trustee, as appropriate, (D) the 1998-B Securitization Trustee or Titling Trustee, as appropriate, makes entries in its books and records establishing that it holds such security solely in such capacity, and (E) any additional or alternative procedures as may hereafter become necessary to effect complete transfer of ownership thereof to such trustee are satisfied, consistent with changes in applicable law or regulations or the interpretation thereof.

      Notwithstanding anything to the contrary contained in this definition, no Permitted Investment may be purchased at a premium and no Permitted Investment shall be an "interest only" instrument.

      Notwithstanding anything to the contrary contained in this definition:
if the 1998-B Securitization Trust has invested in TMCC Demand Notes as a Permitted Investment and, if for any reason, Standard & Poor's reduces TMCC's short term debt rating to a rating less than A-1+, Moody's reduces TMCC's short term debt rating to a rating less than P-1 or Moody's reduces TMCC's long term debt rating to a rating less than Aa3 and the 1998-B Securitization Trustee determines that at such time one or more Permitted Investments having substantially the same maturities, similar demand features and bearing interest at the relevant Required Rates are available and investment therein rather than in TMCC Demand Notes will not, by itself, cause a Rating Agency to reduce or withdraw its rating of any Class of Certificates, the Securitization Trustee may invest in such Permitted Investment (the "Successor Permitted Investments") notwithstanding the requirements of the next succeeding paragraph.

      Moreover, none of the foregoing (except long term debt obligations of TMCC or its successor described in clause (h) above or any Successor Permitted Investment) will be a Permitted Investment with respect to amounts on deposit in the Certificateholders' Account unless by its own terms it matures on or before the Deposit Date preceding the next relevant Certificate Payment Date and it includes a demand, put or similar feature such that the 1998-B Securitization Trustee is able to cause such investment to mature before such Deposit Date to the extent set forth in Section 3.02(a) of the 1998-B Securitization Trust Agreement.

      For purposes of this definition, any reference to the highest available credit rating of an obligation shall mean the highest available credit rating for such obligation (excluding any "+" signs associated with such rating), or such lower credit rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the rating then assigned by such Rating Agency to any Rated Certificates issued by the 1998-B Securitization Trust. Also for purposes of this definition, any reference to a Rating Agency refers only to a Rating Agency that has, at the request of the Grantor, rated securities issued by the 1998-B Securitization Trust.

      "PRINCIPAL COLLECTIONS" means, with respect to any Collection Period, all Collections allocable to the principal component of any 1998-B Contract discounted to the extent described below. For purposes of determining Principal Collections, the principal component of all payments (including any payment in respect of the Booked Residual Value thereof) made or to be made on or in respect of a 1998-B Contract

(or the related 1998-B Leased Vehicle) with a Lease Rate less than 9.00% per annum will be discounted at a per annum rate of 9.00%, thereby effectively reallocating a portion of the payments received in respect of the principal component of the 1998-B Contracts to Interest Collections and providing additional credit enhancement for the benefit of the Certificateholders.

      "REALLOCATION DEPOSIT AMOUNT" means the amount required to be deposited by the Servicer into the 1998-B SUBI Collection Account pursuant to Section 3.03 of the 1998-B Servicing Supplement in connection with any 1998-B Contract as to which a breach of a representation, warranty or covenant that materially and adversely affects the owners of interests in the 1998-B SUBI or the Certificateholders is not cured in all material respects within 60 days after the Servicer discovers such breach or is given notice thereof, equal to the amount by which the Transferor Interest would be reduced to less than zero in connection with the reallocation of the related 1998-B SUBI Contract as a UTI Asset.

      "REALLOCATION PAYMENT" means the amount required to be deposited by the Servicer into the 1998-B SUBI Collection Account in connection with any 1998-B Contract as to which a breach of a representation, warranty or covenant that materially and adversely affects the owners of interests in the 1998-B SUBI or the Certificateholders is not cured in all material respects within 60 days after the Servicer discovers such breach or is given notice thereof, which amount will equal the Discounted Principal Balance of such 1998-B Contract as of the last day of the Collection Period during which the related cure period ended plus an amount equal to any imputed lease charge on such 1998-B Contract at the related Lease Rate that was delinquent as of the end of such Collection Period.

      "RECORD DATE" means, with respect to the Class B Certificates and each relevant Certificate Payment Date, the last Business Day of the calendar month immediately preceding the month in which such Certificate Payment Date occurs.

      "REPOSSESSED LEASED VEHICLES" means any 1998-B Leased Vehicle actually repossessed by the Servicer or its agent or returned by the related Obligor 31 or more days prior to the termination date specified in the related 1998-B Contract, as such termination date may have been deferred as described herein, but as to which one or more scheduled Monthly Payments has not been made by or on behalf of the Obligor.

      "REQUIRED AMOUNT" means, as of any Deposit Date, the sum of (1) the excess of (a) the sum of any anticipated amounts to be allocable as set forth in
Section 3.01(d) clauses (i), (ii), (iii), (viii), (ix) and (x) of the 1998-B Securitization Trust Agreement with respect to the related Monthly Allocation Date, over (b) the amount of Available Interest allocable, applicable or payable in respect thereof on the related Monthly Allocation Date, (2) if such Deposit Date relates to a relevant Certificate Payment Date, the amount remaining on deposit in the Reserve Fund, (3) on the relevant Stated Maturity Date, the amount remaining on deposit in the Reserve Fund to the extent necessary to (a) fund any unreimbursed Maturity Advances and (b) provided that such amounts on deposit in the Reserve Fund are sufficient to reduce the Adjusted Certificate Balance of all Classes of outstanding Certificates to zero, reduce the Adjusted Certificate Balance of all Classes of outstanding Certificates to zero and (4) on the relevant Stated Maturity Date, the amount remaining on deposit in the Reserve Fund to the extent necessary to reduce the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate

Balance, Adjusted Class A-3 Certificate Balance and Adjusted Class B Certificate Balance to zero (including reimbursements of Loss Amounts and Certificate Principal Loss Amounts previously allocated thereto).

      "REQUIRED RATE" means, with respect to any Permitted Investment of amounts held in the Certificateholders' Account in respect of (i) the Adjusted Class A-1 Certificate Balance will be the Class A-1 Rate, (ii) the Adjusted Class A-2 Certificate Balance will be the Class A-2 Rate, (iii) the Adjusted Class A-3 Certificate Balance will be the Class A-3 Rate, (iv) the Adjusted Class B Certificate Balance will be the Class B Rate, and (v) in respect of amounts allocated in respect of the Class A-1 Monthly Interest Accrual Amount, or any Class A-1 Interest Carryover Shortfall, the Class A-2 Monthly Interest Accrual Amount, or any Class A-2 Interest Carryover Shortfall, the Class A-3 Monthly Interest Accrual Amount, or any Class A-3 Interest Carryover Shortfall, interest on the Class B Certificate Balance or any Class B Interest Carryover Shortfall will be the one month commercial paper rate, which rate will reset monthly as described in the Indenture.

      "RESERVE FUND" means the account designated as such and established and maintained pursuant to Section 3.02(b) of the 1998-B Securitization Trust Agreement.

      "RESERVE FUND INITIAL DEPOSIT" means the amount to be deposited in the Reserve Fund by the Transferor on the Closing Date equal to $41,247,639.20 (3.7% of the Aggregate Net Investment Value as of the Cutoff Date).

      "RESERVE FUND SECURITIES INTERMEDIARY" means U.S. Bank National Association in its capacity as securities intermediary (as such term is defined in Section 8-102 of the New York UCC) with respect to the Reserve Fund established pursuant to the 1998-B Securitization Trust Agreement.

      "RESERVE FUND WITHDRAWAL AMOUNT" means, with respect to a Monthly Allocation Date, the lesser of (a) the Required Amount for such Monthly Allocation Date and (b) the amount on deposit in the Reserve Fund.

      "RESIDUAL CERTIFICATE" means the Certificate, if any, issued on the Closing Date pursuant to Section 4.01 of the 1998-B Securitization Trust Agreement to represent a Class B Certificate having a principal amount less than $1,000.

      "RESIDUAL VALUE INSURANCE POLICIES" means, collectively, (i) the Residual Value Insurance Policy number RVI 97001 issued effective October 1, 1996 by Toyota Motor Insurance Corporation of Vermont in favor of the Titling Trust and naming TMCC as additional insured and loss payee and reinsured by RVI Guaranty Co., Ltd. and (ii) the Residual Value Insurance policy number [_______________] issued effective [___________, 1998] by [______________] in favor of the Titling Trust and naming TMCC as additional insured and loss payee.

      "RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, the sum of (a) the aggregate of the Residual Values of all 1998-B Leased Vehicles that were included in Matured Leased Vehicle Inventory but that had remained unsold and not otherwise disposed of by the Servicer for at least three full Collection Periods as of the last day of such Collection

Period and (b) the excess, if any, of (i) the aggregate of the Residual Values of all 1998-B Leased Vehicles previously included in Matured Leased Vehicle Inventory that were sold or otherwise disposed of during such Collection Period over (ii) Net Matured Vehicle Proceeds for such Collection Period.

      "RESIDUAL VALUE SURPLUS" means, with respect to any Collection Period, the excess, if any, of the aggregate of Matured Leased Vehicle Proceeds with respect to 1998-B Leased Vehicles net of related Matured Leased Vehicle Expenses incurred with respect to 1998-B Leased Vehicles during such Collection Period over the aggregate of the Booked Residual Values of such 1998-B Leased Vehicles.

      "RESIDUAL VALUE TEST" will not be satisfied as of any Determination Date if (i) with respect to the related Collection Period the number of 1998-B Leased Vehicles returned to the Servicer relating to Matured Contracts and sold during such period is greater than 25% of all 1998-B Contracts that, as of their respective origination dates, had been scheduled to become Matured Contracts during such period (provided that at least 500 such 1998-B Contracts had been scheduled to become Matured Contracts during such Collection Period), and (ii) the average Net Matured Leased Vehicle Proceeds during the three immediately preceding calendar months is less than 75% of the average Residual Values of 1998-B Leased Vehicles disposed of or liquidated during such period.

      "REVOLVING PERIOD" means the period from the Cutoff Date through the calendar day preceding the earliest to occur of the Accumulation Date, the date of an Accumulation Event or a Liquidation Event.

      "SCHEDULE OF CONTRACTS AND LEASED VEHICLES" means the list of 1998-B Contracts and 1998-B Leased Vehicles, on computer diskette, microfiche, microfilm or hard paper copy, that are included as Titling Trust Assets in the Titling Trust, as such list may be revised and supplemented from time to time (which Schedules may be prepared on either a cumulative or additive basis) pursuant to Section 5.01 of the 1998-B Servicing Supplement, and which shall set forth the following information with respect to each such Contract in separate columns:

                    Contract Number
                    Date of Origination
                    Maturity Date
                    Monthly Payment
                    Original Principal Balance
                    Outstanding Principal Balance as of the last day of the immediately preceding calendar month
                    Booked Residual Value
                    Security Deposit
                    Sub-Trust to which Contract is assigned
                    Vehicle Identification Number
                    Model Year
                    Make
                    Model

      "SECURITY DEPOSIT" means any Security Deposit (as defined in the Annex of Definitions attached to the Titling Trust Agreement) under any 1998-B Contract.

      "SECURITIZATION TRUST DOCUMENTS" means each of the Transaction Documents relating to the Securitized Financing contemplated by the 1998-B SUBI Supplement and the 1998-B Securitization Trust Agreement.

      "SERVICER" means TMCC, in its capacity as servicer under the Titling
Trust Agreement and the 1998-B Servicing Supplement, or any successor to TMCC in such capacities.

      "SERVICER'S CERTIFICATE" means the report prepared monthly by the Servicer substantially in the form of Exhibit C to the 1998-B SUBI Servicing Supplement.

      "SERVICING RATE PORTION" means, with respect to any Monthly Allocation Date, one-twelfth of 1.00% of the Aggregate Net Investment Value as of the first day of the related Collection Period.

      "SPECIFIED RESERVE FUND BALANCE" means, with respect to any Monthly Allocation Date, $60,496,537.49 (5.5% of the Aggregate Net Investment Value as of the Cutoff Date), except that, if on any Monthly Allocation Date (i) the average of the Charge-off Rates for the three preceding Collection Periods exceeds 1.25%, (ii) the average of the Delinquency Percentages for the three preceding Collection Periods exceeds 1.25%, or (iii) the Residual Value Test is not satisfied as of the related Determination Date, then the Specified Reserve Fund Balance will equal $71,495,907.94 (6.5% of the Aggregate Net Investment Value as of the Cutoff Date); PROVIDED, HOWEVER, that the Specified Reserve Fund Balance shall in no event be more than the Adjusted Investor Balance.

      "STATEMENT TO CERTIFICATEHOLDERS" means the statement provided to Certificateholders pursuant to Section 3.03(a) of the 1998-B Securitization Trust Agreement.

      "SUBI SECURITIES INTERMEDIARY" means U.S. Bank National Association in its capacity as securities intermediary (as such term is defined in Section 8-102 of the New York UCC) with respect to the TLI SUBI Securities Account, the TMCC SUBI Securities Account and the 1998-B SUBI Securities Account.

      "SUBSEQUENT CONTRACTS" means those additional retail closed-end lease contracts in which, during the Revolving Period, payments made on or in respect of the 1998-B SUBI Assets allocable to principal and certain reimbursed Loss Amounts will be reinvested pursuant to Section 3.02 of the 1998-B Servicing Supplement.

      "SUBSEQUENT LEASED VEHICLES" means the automobiles and light duty trucks relating to the Subsequent Contracts.

      "TLI SUBI SECURITIES ACCOUNT" means the account established by U.S. Bank National Association in its capacity as SUBI Securities Intermediary pursuant to the TLI SUBI Securities Account Control Agreement, dated as of September 1, 1998.

      "TMCC DEMAND NOTES" means the unsecured debt obligations of TMCC issued from time to time as a Permitted Investment pursuant to the terms of the Indenture.

      "TMCC SUBI SECURITIES ACCOUNT" means the account established by U.S. Bank National Association in its capacity as SUBI Securities Intermediary pursuant to the TMCC SUBI Securities Account Control Agreement, dated as of September 1, 1998.

      "TRANSFER DATE" means any of the one or more Business Days during the Revolving Period selected by the Servicer each month on which the Servicer will direct the Titling Trustee to reinvest Principal Collections and amounts applied to reimburse Loss Amounts and Certificate Principal Loss Amounts allocated to the Investor Interest in Subsequent Contracts and Subsequent Leased Vehicles.

      "TRANSFEROR" means TLI, in its capacity as transferor under the 1998-B Securitization Trust Agreement, and each successor thereto in the same capacity pursuant to the 1998-B Securitization Trust Agreement.

      "TRANSFEROR AMOUNTS" means, with respect to any Monthly Allocation Date, amounts available for distribution to the Transferor for such Monthly Allocation Date pursuant to Section 3.01(d)(xiv) and under the heading "Transferors; Transferor Amounts" in Section 301(d) of the 1998-B Securitization Trust Agreement.

      "TRANSFEROR CERTIFICATE" means the Certificate executed and authenticated by the 1998-B Securitization Trustee in substantially the form thereof set forth in the 1998-B Securitization Trust Agreement.

      "TRANSFEROR INTEREST" means, as of any date, an amount equal to (i) the Aggregate Net Investment Value less (ii) the Adjusted Investor Balance.

      "TRANSFEROR PERCENTAGE" means, with respect to Interest Collections and Principal Collections allocable to the 1998-B SUBI, respectively, received in or with respect to any Collection Period, 100% minus the Investor Percentage as applied for such Collection Period with respect to such items, respectively.

      "TRUST OFFICER" when used with respect to the 1998-B Securitization Trustee, means any officer within the Corporate Trust Office including any Principal, Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary Treasurer or Assistant Treasurer or any other officer of the 1998-B Securitization Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

      "UNALLOCATED PRINCIPAL COLLECTIONS" means, with respect to any Monthly Allocation Date, the principal portion of any Transferor Amounts that are not paid to the Transferor on such Monthly Allocation Date pursuant to the 1998-B Securitization Trust Agreement because the Transferor Interest is less than or equal to zero. Such amounts will be retained in the 1998-B SUBI Collection Account until (a) applied to cover the Class A-1 Monthly Interest Accrual

Amount, the Class A-2 Monthly Interest Accrual Amount, the Class A-3 Monthly Interest Accrual Amount, any Class A-1 Interest Carryover Shortfall, any Class A-2 Interest Carryover Shortfall, any Class A-3 Interest Carryover Shortfall, the Class B Monthly Interest Accrual Amount, any Class B Interest Carryover Shortfall, or any Loss Amounts or Certificate Principal Loss Amounts allocable to the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance or the Adjusted Class B Certificate Balance, (b) the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance and Adjusted Class B Certificate Balance have been reduced to zero (in which case such amounts will be released to the Transferor) or (c) the Transferor Interest again exceeds zero (in which case such amounts will again be releasable as Transferor Amounts).

      "UNCAPPED SECURITIZATION TRUST ADMINISTRATION EXPENSES" with respect to any Monthly Allocation Date will equal one-twelfth of the aggregate amounts sufficient to pay the 1998-B Securitization Trustee's compensation and other Administrative Expenses with respect to the 1998-B Securitization Trust payable or reimbursable thereto on such Monthly Allocation Date under the 1998-B Securitization Trust Agreement, including those due under Section 6.05 of the 1998-B Securitization Trust Agreement, not subject to the limitations set forth in the definition of Capped Securitization Trust Administrative Expenses.

      "UNCAPPED TITLING TRUST ADMINISTRATIVE EXPENSES" with respect to any Monthly Allocation Date will equal-one twelfth of the aggregate amounts sufficient to pay the Titling Trustee's compensation and other Administrative Expenses with respect to the Titling Trust allocable to the 1998-B SUBI and payable or reimbursable thereto on such Monthly Allocation Date under the 1998-B Securitization Trust Agreement, including those due under Section 6.13 of the Titling Trust Agreement, not subject to the limitations set forth in the definition of Capped Titling Trust Administrative Expenses.

      "UNINVESTED PRINCIPAL COLLECTIONS" means, as of the end of the Revolving Period, any Principal Collections with respect to the Revolving Period (or amounts treated as Principal Collections pursuant to Section 3.01 of the 1998-B Securitization Trust Agreement) then on deposit in the 1998-B SUBI Collection Account that have not been reinvested in Subsequent Contracts and Subsequent Leased Vehicles as contemplated by Section 3.02 of the 1998-B Servicing Supplement.

      "U.S. BANK" means U.S. Bank National Association, formerly known as First Bank National Association.

      "U.S. PERSON" means any citizen or resident of the United States, a corporation, partnership or other entity organized in or under the laws of the United States or any State, an estate the income of which is subject to United States federal income taxation regardless of its source, and a trust as to which
(i) a court within the United States is able to exercise primary supervision over its administration and (ii) one or more United States persons have the authority to control all substantial decisions of such trust, and "restricted period" has the meaning given such term in the regulations promulgated under
Section 163(f) of the Code.

      "VOTING INTEREST" means, as to any Investor Certificate, the percentage obtained by dividing the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance or Adjusted Class B Certificate Balance that is represented by such Investor Certificate (pro rata, according to the denominations of the Certificates of such Class) by
(i) the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance or Adjusted Class B Certificate Balance, as the case may be or (ii) with respect to the actions, notices or votes to be taken by all Classes voting or acting as a single Class, the sum of the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance and the Adjusted Class B Certificate Balance; PROVIDED, HOWEVER, that where the Voting Interest is relevant in determining whether the vote of the requisite percentage of Investor Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the aggregate Percentage Interest shall be deemed to be reduced by the amount equal to the Percentage Interest (without giving effect to this provision) represented by the interests evidenced by any such Investor Certificate that is registered in the name of the Transferor, TMCC or any Person controlling, controlled by or under common control with the Transferor or TMCC.

STATE OF CALIFORNIA      )
                         )    ss.:
COUNTY OF LOS ANGELES    )

     On the _________ day of [___________] 1998, before me, a notary public in and for of the State of California, personally appeared George E. Borst, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                          ______________________________
                                          Notary Public



[Notary Seal]

STATE OF CALIFORNIA      )
                         )    ss.:
COUNTY OF LOS ANGELES    )

     On the _________ day of [___________] 1998, before me, a notary public in and for of the State of Illinois, personally appeared Steven E. Charles, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                          ______________________________
                                          Notary Public



[Notary Seal]

STATE OF CALIFORNIA      )
                         )    ss.:
COUNTY OF LOS ANGELES    )

     On the _________ day of [___________] 1998, before me, a notary public in and for of the State of Illinois, personally appeared Steven E. Charles, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                          ______________________________
                                          Notary Public



[Notary Seal]

STATE OF CALIFORNIA      )
                         )    ss.:
COUNTY OF LOS ANGELES    )

     On the _________ day of [___________] 1998, before me, a notary public in and for of the State of _________, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                          ______________________________
                                          Notary Public



[Notary Seal]

                                   EXHIBIT A

                        FORM OF 1998-B SUBI CERTIFICATE

                               TOYOTA LEASE TRUST

                            1998-B SUBI CERTIFICATE

     Evidencing a fractional undivided interest in specified SUBI assets within the 1998-B SUBI Sub-Trust (as defined below).

     (This Certificate does not represent any obligation of, or an interest in, Toyota Motor Credit Corporation, Toyota Motor Sales, U.S.A., Inc., TMTT, Inc., Toyota Leasing, Inc. ("TLI") or any of their respective affiliates.)

Number ___

     THIS CERTIFIES THAT is the registered owner of a nonassessable, fully-paid, fractional undivided interest in specified assets of the 1998-B SUBI (the "1998-B SUBI") which in turn is comprised of interests in the assets of the 1998-B SUBI Sub-Trust (the "1998-B Sub-Trust") of the Toyota Lease Trust, a Delaware business trust (the "Titling Trust") formed by Toyota Motor Credit Corporation, as Grantor and UTI Beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary" respectively), and TMTT, Inc., a Delaware corporation, as trustee (the "Titling Trustee") pursuant to a Trust and Servicing Agreement, as the same was amended and restated pursuant to an Amended and Restated Trust and Servicing Agreement (the "Titling Trust Agreement"), each dated and effective as of [_________], 1996, among the Grantor, the Titling Trustee, and, for certain limited purposes set forth therein, U.S. Bank National Association (formerly known as First Bank National Association), a national banking association, as trust agent (the "Trust Agent"). A summary of certain of the provisions of the Titling Trust Agreement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Titling Trust Agreement and 1998-B SUBI Supplement.

     This 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate are the only duly authorized SUBI Certificates issued under the 1998-B SUBI Supplement to Amended and Restated Trust and Servicing Agreement (the "1998-B SUBI Supplement") dated as of [___________], 1998, among the UTI Beneficiary, the Titling Trustee, for certain limited purposes as set forth therein, the Trust Agent and [_________________________], as 1998-B Securitization
Trustee. This 1998-B SUBI Certificate is subject to the terms, provisions and conditions of the Titling Trust Agreement and the 1998-B SUBI Supplement, to which agreements any Beneficiary of this 1998-B SUBI Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

     Also issued or to be issued under the Titling Trust Agreement are various other series of certificates evidencing undivided interests in other Sub-Trusts of the Titling Trust. A single UTI Certificate, representing 100% of the beneficial interests in the UTI, has been issued to the UTI Beneficiary and the 1997-A SUBI Certificate, representing 100% of the beneficial interests in the 1997-A SUBI and the 1997-A SUBI Sub-Trust, has been issued on or before the date of the initial issue of this 1998-B SUBI Certificate. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued at the time each related SUBI Sub-Trust is formed.

     The property of the Titling Trust is identified in the Titling Trust Agreement and the property of the 1998-B SUBI Sub-Trust is identified in the 1998-B SUBI Supplement. Pursuant to the 1998-B SUBI Supplement, the 1998-B SUBI Assets were identified and allocated on the records of the Titling Trust as a separate SUBI Sub-Trust (the "1998-B SUBI Sub-Trust"), and the beneficial interest in the 1998-B SUBI Sub-Trust was designated as a separate SUBI known as the "1998-B SUBI". The assets of the 1998-B SUBI Sub-Trust are represented by two SUBI Certificates: (i) this 1998-B SUBI Certificate evidencing beneficial interests in all the 1998-B SUBI Assets other than the proceeds of the Residual Value Insurance Policies; and (ii) the 1998-B SUBI Insurance Certificate evidencing beneficial interests in the 1998-B SUBI Assets that are proceeds of the Residual Value Insurance Policies. Any holder of the 1998-B SUBI Certificate or the 1998-B SUBI Insurance Certificate shall be considered a 1998-B SUBI Beneficiary. The rights of the Beneficiaries of this 1998-B SUBI Certificate and the 1998-B SUBI Insurance Certificate to certain of the proceeds of the 1998-B SUBI Assets are and will be further set forth in the Titling Trust Agreement and the 1998-B SUBI Supplement.

     This 1998-B SUBI Certificate is limited in right of payment to certain collections and recoveries respecting the Contracts (and the related Obligors) and the Leased Vehicles allocated to the 1998-B SUBI Sub-Trust, all to the extent and as more specifically set forth in the Titling Trust Agreement and the 1998-B SUBI Supplement. Copies of the Titling Trust Agreement and the 1998-B SUBI Supplement may be examined during normal business hours at the principal office of the Titling Trustee, and at such other places, if any, designated by the Titling Trustee, by each 1998-B SUBI Beneficiary upon request.

     By accepting this 1998-B SUBI Certificate or any interest herein, the related SUBI Beneficiary waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1998-B SUBI Sub-Trust (except for those evidenced by the 1998-B SUBI Insurance Certificate and those proceeds or assets derived from or earned by the 1998-B SUBI Assets (except for those assets evidenced by the 1998-B SUBI Insurance Certificate and the proceeds therefrom). In addition, by accepting this 1998-B SUBI Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1998-B SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to another SUBI.

     The 1998-B SUBI Supplement and the Titling Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1998-B SUBI and the 1998-B SUBI Portfolio, by a writing signed by the Titling Trustee, the UTI Beneficiary, each 1998-B SUBI Beneficiary and to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1998-B Securitization Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment.
Any amendment of the Titling Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and this 1998-B SUBI shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Titling Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1998-B SUBI or the 1998-B SUBI Portfolio and such amendments shall not require the consent of any 1998-B Beneficiary or the 1998-B Securitization Trustee. If approval of any 1998-B SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this 1998-B SUBI Certificate.

     As provided in the Titling Trust Agreement and the 1998-B SUBI Supplement, this 1998-B SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

     Prior to due presentation of this 1998-B SUBI Certificate for registration of a permitted transfer, the Titling Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this 1998-B SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Titling Trust Agreement, neither the Titling Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

     Unless this 1998-B SUBI Certificate shall have been executed by an authorized officer of the Titling Trustee, by manual signature, this 1998-B SUBI Certificate shall not entitle the holder hereof to any benefit under the Titling Trust Agreement or the 1998-B SUBI Supplement or be valid for any purpose.

     IN WITNESS WHEREOF, the Titling Trustee on behalf of the Titling Trust and not in its individual capacity has caused this 1998-B SUBI Certificate to be duly executed.

Dated:

                                       TOYOTA LEASE TRUST


                                       By: TMTT, INC., as Titling Trustee


                                       By: ________________________________
                                            Authorized Officer


ATTEST:


______________________________

                                   EXHIBIT B

                   FORM OF 1998-B SUBI INSURANCE CERTIFICATE

                              TOYOTA LEASE TRUST

                       1998-B SUBI INSURANCE CERTIFICATE

     Evidencing a fractional undivided interest in specified SUBI assets within the 1998-B SUBI Sub-Trust (as defined below).

     (This Certificate does not represent any obligation of, or an interest in, Toyota Motor Credit Corporation, Toyota Motor Sales, U.S.A., Inc., TMTT, Inc., Toyota Leasing, Inc. ("TLI") or any of their respective affiliates.)

Number ___

     THIS CERTIFIES THAT is the registered owner of a nonassessable, fully-paid, fractional undivided interest in specified assets of the 1998-B SUBI (the "1998-B SUBI") which in turn is comprised of interests in the assets of the 1998-B SUBI Sub-Trust (the "1998-B Sub-Trust") of the Toyota Lease Trust, a Delaware business trust (the "Titling Trust") formed by Toyota Motor Credit Corporation, as Grantor and UTI Beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary" respectively), and TMTT, Inc., a Delaware corporation, as trustee (the "Titling Trustee") pursuant to a Trust and Servicing Agreement, as the same was amended and restated pursuant to an Amended and Restated Trust and Servicing Agreement (the "Titling Trust Agreement"), each dated and effective as of [_____________], 1996, among the Grantor, the Titling Trustee, and, for certain limited purposes set forth therein, U.S. Bank National Association (formerly known as First Bank National Association), a national banking association, as trust agent (the "Trust Agent"). A summary of certain of the provisions of the Titling Trust Agreement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Titling Trust Agreement and 1998-B SUBI Supplement.

     This SUBI Insurance Certificate and the 1998-B SUBI Certificate are the only duly authorized SUBI Certificates issued under the 1998-B SUBI Supplement to Amended and Restated Trust and Servicing Agreement (the "1998-B SUBI Supplement") dated as of [___________], among the UTI Beneficiary, the Titling Trustee, for certain limited purposes as set forth therein, the Trust Agent and [_________________________], as 1998-B Securitization Trustee.
This 1998-B SUBI Insurance Certificate is subject to the terms, provisions and conditions of the Titling Trust Agreement and the 1998-B SUBI Supplement, to which agreements any Beneficiary of this 1998-B SUBI Insurance Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

     Also issued or to be issued under the Titling Trust Agreement are various other series of certificates evidencing undivided interests in other Sub-Trusts of the Titling Trust. A single UTI

Certificate, representing 100% of the beneficial interests in the UTI, has been issued to the UTI Beneficiary and the 1997-A SUBI Certificate, representing 100% of the beneficial interests in the 1997-A SUBI and the 1997-A SUBI Sub-Trust, has been issued on or before the date of initial issue of this 1998-B SUBI Certificate. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued at the time each related SUBI Sub-Trust is formed.

     The property of the Titling Trust is identified in the Titling Trust Agreement and the property of the 1998-B SUBI Sub-Trust is identified in the 1998-B SUBI Supplement. Pursuant to the 1998-B SUBI Supplement, the 1998-B SUBI Assets were identified and allocated on the records of the Titling Trust as a separate SUBI Sub-Trust (the "1998-B SUBI Sub-Trust"), and the beneficial interest in the 1998-B SUBI Sub-Trust was designated as a separate SUBI known as the "1998-B SUBI". The assets of the 1998-B SUBI Sub-Trust are represented by two SUBI Certificates: (i) this SUBI Insurance Certificate evidencing beneficial interests in the 1998-B SUBI Assets that are proceeds of the Residual Value Insurance Policies; and (ii) the 1998-B SUBI Certificate evidencing beneficial interests in all of the 1998-B SUBI Assets other than the proceeds of the Residual Value Insurance Policies. Any holder of the 1998-B SUBI Certificate or the 1998-B SUBI Insurance Certificate shall be considered a 1998-B SUBI Beneficiary. The rights of the Beneficiaries of this 1998-B SUBI Insurance Certificate and the 1998-B SUBI Certificate to certain of the proceeds of the 1998-B SUBI Assets are and will be further set forth in the Titling Trust Agreement and the 1998-B SUBI Supplement.

     This 1998-B SUBI Insurance Certificate is limited in right of payment to certain collections and recoveries respecting the Contracts (and the related Obligors) and the Leased Vehicles allocated to the 1998-B SUBI Sub-Trust, all to the extent and as more specifically set forth in the Titling Trust Agreement and the 1998-B SUBI Supplement. Copies of the Titling Trust Agreement and the 1998-B SUBI Supplement may be examined during normal business hours at the principal office of the Titling Trustee, and at such other places, if any, designated by the Titling Trustee, by each 1998-B SUBI Beneficiary upon request.

     By accepting this 1998-B SUBI Insurance Certificate or any interest herein, the related SUBI Beneficiary waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1998-B SUBI Sub-Trust (except for those evidenced by the 1998-B SUBI Certificate) and those proceeds or assets derived from or earned by the 1998-B SUBI Assets that are proceeds of Residual Value Insurance Policies (except for those evidenced by the 1998-B SUBI Certificate and the proceeds thereof). In addition, by accepting this 1998-B SUBI Insurance Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1998-B SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to another SUBI.

     The 1998-B SUBI Supplement and the Titling Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1998-B SUBI and the 1998-B SUBI Portfolio, by a writing signed by the Titling Trustee, the UTI Beneficiary, each

1998-B SUBI Beneficiary and to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1998-B Securitization Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment. Any amendment of the Titling Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and this 1998-B SUBI shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Titling Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1998-B SUBI or the 1998-B SUBI Portfolio and such amendments shall not require the consent of any 1998-B SUBI Beneficiary or the 1998-B Securitization Trustee. If approval of any 1998-B SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this 1998-B SUBI Certificate.

     As provided in the Titling Trust Agreement and the 1998-B SUBI Supplement, this 1998-B SUBI Insurance Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

     Prior to due presentation of this 1998-B SUBI Insurance Certificate for registration of a permitted transfer, the Titling Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this 1998-B SUBI Insurance Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Titling Trust Agreement, neither the Titling Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

     Unless this 1998-B SUBI Insurance Certificate shall have been executed by an authorized officer of the Titling Trustee, by manual signature, this 1998-B SUBI Insurance Certificate shall not entitle the holder hereof to any benefit under the Titling Trust Agreement or the 1998-B SUBI Supplement or be valid for any purpose.

     IN WITNESS WHEREOF, the Titling Trustee on behalf of the Titling Trust and not in its individual capacity has caused this 1998-B SUBI Insurance Certificate to be duly executed.

Dated:  [___________], 1998

                                       TOYOTA LEASE TRUST


                                       By: TMTT, INC., as Titling Trustee


                                       By: _______________________________
                                           Authorized Officer


ATTEST:

                                  SCHEDULE I


                       SCHEDULE OF 1998-B CONTRACTS AND
                 1998-B LEASED VEHICLES AS OF THE CUTOFF DATE




[Omitted. On file with the Servicer, the Titling Trustee and the 1998-B Securitization Trustee.]